DELAWARE(SM)
INVESTMENTS
-----------



Delaware Tax-Free Arizona Funds
Delaware Tax-Free California Funds
Delaware Tax-Free Colorado Fund


Tax-Exempt Income

2001 SEMI-ANNUAL REPORT


(Tax-Exempt Income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929


TABLE OF CONTENTS
Letter to Shareholders                    1
Portfolio Management
Review                                    3
Performance Summary
  Delaware Tax-Free
  Arizona Fund                            6
  Delaware Tax-Free
  Arizona Insured Fund                    7
  Delaware Tax-Free
  California Fund                         8
  Delaware Tax-Free
  California Insured Fund                 9
  Delaware Tax-Free
  Colorado Fund                          10
Financial Statements
  Statements of Net Assets               11
  Statement of Assets and Liabilities    23
  Statements of Operations               24
  Statements of Changes in
  Net Assets                             25
  Financial Highlights                   28
  Notes to Financial
  Statements                             43


A Commitment to Our Investors

Experience

o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o   We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service

o   We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

April 9, 2001



"IN CONTRAST TO THE CORPORATE SECTOR, STATE AND LOCAL GOVERNMENT CREDIT WORTH GENERALLY DID NOT WEAKEN IN THE FALL OF 2000."


Recap of Events-- During the six-month period ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and a rash of discouraging economic indicators during the period contributed to poor performance in U.S. stock indexes and led the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth generally did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to safety-seeking investors.

With many investors looking to offset higher-risk holdings, demand for municipal bonds generally remained strong throughout the six months. At the start of the period, in September 2000, municipal bond markets in many states were experiencing high demand from individual investors, but low volumes of new bond issuance. Tight supply, coupled with high demand, allowed municipal bond markets to rally late in 2000.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, an indicator of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was generally better bond selection in many states, as well as higher yields. In New York and California, for instance, issuance had rebounded by mid-February from very low levels one month earlier and municipal bond yields were up significantly (Source: Salomon Smith Barney).



Total Return
For the Period Ended February 28, 2001                               Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund -- Class A Shares                         +4.24%
Delaware Tax-Free Arizona Insured Fund -- Class A Shares                 +4.40%
Lipper Arizona Municipal Debt Funds Average (44 funds)                   +4.22%
--------------------------------------------------------------------------------
Delaware Tax-Free California Fund -- Class A Shares                      +5.32%
Lipper California Municipal Debt Funds Average (119 funds)               +4.35%
--------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund -- Class A Shares              +4.66%
Lipper California Insured Municipal Debt Funds Average (24 funds)        +4.66%
--------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund -- Class A Shares                        +4.70%
Lipper Colorado Municipal Debt Funds Average (31 funds)                  +4.66%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                     +5.19%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 6 through 10. The Lehman Brothers Municipal Bond Index is an unmanaged composite that tracks investment-grade corporate and government bonds. The Lipper categories represent the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year T-note 4.36% (Source: Bloomberg).*

Delaware's Tax-Free Funds for Arizona, California, and Colorado provided positive performance during the six months ended February 28, 2001. Performance for the Funds was either in line with, or better than, performance of a relative Lipper peer group. On the following pages, management discusses the specific performance of each fund for the six months ended February 28, 2001.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of anticipation of weaker revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut on the municipal markets to be minimal, and slow in evolving. The approval process for a tax bill is likely to be drawn out, and any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board is likely to try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.** Thank you for your continued commitment to Delaware Investments.

Sincerely,



/s/  Charles E. Haldeman, Jr.             /s/  David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

* Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.
** A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW


Andrew M. McCullagh
Senior Portfolio Manager

April 9, 2001


The Funds' Results
Municipal bonds performed well during the six months ended February 28, 2001. The U.S. economy began slowing significantly in autumn of 2000, which eventually prompted the Federal Reserve to enact aggressive interest rate cuts in January 2001. The slowing economy impacted credit ratings in the corporate sector, but as of yet has generally not affected municipals. Municipal credit quality remained at very high levels during the period, and rating agencies continued to upgrade many more municipal bonds than they downgraded (Source: Moody's Investor's Service).

The healthcare sector remained weak during the period, as it had been prior to the economic slowdown. We believe the weakness in healthcare constitutes a secular and not a cyclical slump. With the exception of Colorado, where the outlook for the healthcare industry is stronger than it is in many other states, we have focused more on areas such as investment-grade housing bonds and development bonds.

Our lack of exposure to California utility bonds allowed us to escape any effects of the much-discussed power crisis that took place in the state during the period. However, we are continuing to monitor the situation closely, as we believe that the health of the U.S. economy could be jeopardized should California not find a satisfactory long-term solution.

As always, during the six-month period ended February 28, 2001 we closely monitored each Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

Delaware Tax-Free Arizona Fund
During the six-month period ended February 28, 2001, we continued our efforts to maximize income in the Fund. During the six months, your Fund posted a return of +4.24% (Class A shares at net asset value with distributions reinvested) versus a 4.22% gain for the Lipper Arizona Municipal Debt Funds Average.

Early in the period, we maintained our largest positions in investment-grade multi-family housing bonds and secondly in charter school projects that we felt represented upgrade and/or advanced refunding possibilities. We maintained a slightly longer duration than most of our peers (7.66 years as of February 28, 2001) and looked to liquidate advanced refunding bonds that could be replaced with higher yielding securities. We believe that this approach should serve our shareholders well as we strive to provide competitive double tax-exempt income as well as superior long-term total returns.

Delaware Tax-Free Arizona Insured Fund

With an emphasis on total return and high-quality bonds, your Fund posted a return of +4.40% (Class A shares at net asset value with distributions reinvested) versus the 4.22% gain of the Lipper Arizona Municipal Debt Funds Average for the six month period ended February 28, 2001. Much of the Fund's success versus the Lipper class has been due to bonds of the highest qualities outperforming lower-rated securities during 2000. The Fund ranked 9th out of 40 funds in the state for total rate of return by Lipper for the year 2000.

Because of the generally conservative profile of the investor seeking insured bonds, we have continued to keep our duration slightly shorter (6.99 years as of February 28, 2001) than our competition. Going forward in 2001, we will continue to increase the Fund's call protection in an effort to insulate ourselves from having our best bonds called. With interest rates falling in the first quarter of 2001, we worked to maintain the Fund's duration in our efforts to provide competitive total returns.

Delaware Tax-Free California Fund

The Fund had a strong six months for both total return and dividend income. For the six-month period ended February 28, 2001, your Fund posted a return of +5.32% (Class A shares at net asset value with distributions reinvested), while the Lipper California Municipal Debt Funds Average gained 4.35%. In 2000, the Fund ranked a very respectful 17th of 107 California funds tracked by Lipper.

The Fund's sector mix has been highly concentrated in development bonds and investment-grade rated multi-family housing bonds. As of February 28, 2001, the Fund holds no utility bonds, which recently have come under adverse conditions and public scrutiny. The Fund's duration, which was often long in 2000, has been reined in and kept comparable to our state's peer group. With an average rating of BBB, we feel that the Fund is positioned to produce very competitive dividend returns once again.

Delaware Tax-Free California Insured Fund

During the six months ended February 28, 2001, your Fund's +4.66% return (Class A shares at net asset value with distributions reinvested) matched the 4.66% gain of the Lipper California Insured Municipal Debt Funds Average.

The Fund's average rating as of February 28, 2001 was AAA. However, we have begun implementing a new policy of having up to 20% of the portfolio invested in non-AAA insured securities, which should improve our dividend yield slightly over time. As is the case with most of our insured funds, our duration was short relative to other tax-free funds due to the generally conservative profile of the investor seeking insured bonds. However, we did extend duration somewhat in the final months of the period in an effort to take advantage of the declining interest rate environment.

As in the Delaware Tax-Free California Fund, our sector concentration was in development bonds, investment-grade single and multi-family housing bonds, and school district bonds. As of February 28, 2001, the Fund holds no electric utility or power bonds in its portfolio.

Delaware Tax-Free Colorado Fund

Consistent with how the Fund has been managed for over 13 years, we emphasized total return during the six-month period ended February 28, 2001, while retaining a strong bias towards dividend income. During the six months ended February 28, 2001, your Fund's +4.70% return (Class A shares at net asset value with distributions reinvested) was in line with the 4.66% gain of the Lipper Colorado Municipal Debt Funds Average.

The Fund's yield remained competitive throughout the period and stood at 4.77% as of February 28, 2001. The Fund's yield for 2000 ranked in the top quartile of Colorado tax-free funds tracked by Lipper.

Because we were optimistic about the outlook for the Colorado municipal bond market, we began to extend the Fund's duration beyond 8 years in January 2001, hoping to capture returns from an anticipated bond market rally. Our two largest sectors in the portfolio at the end of the period were healthcare and investment grade multi-family housing. With Colorado hospitals in the Denver metropolitan area bursting at the seams, we expect hospital financing to be brisk during the upcoming year. Because profitability of medical facilities has increased significantly in the past year due to supply and demand, we feel that several bonds currently held in the portfolio have the potential of being upgraded. We are optimistic that such upgrades would contribute positively to performance.

Outlook

We expect to see interest rates continue to decline over the near term, and believe that this creates a positive outlook for municipal bond markets.

In the currently slowing economic environment, we think tax-free issues can continue to perform well, especially if corporate credit continues to sink while municipal credit remains strong. Municipals are currently cheap relative to U.S. Treasury securities by historical standards, and we are optimistic that investors seeking high credit qualities will continue looking toward municipal bond markets.*

We believe that tax-free bonds offer diversification, and will continue to play an important role in individual investors' portfolios. Going forward, we will be monitoring the effects that the U.S. economy and events such as the California power crisis have on our markets, so that we can bring you the best possible results from your investment in municipal bonds.


* Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Fund Basics
As of February 28, 2001


Fund Objective

The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$22.35 million

Number of Holdings
22

Fund Start Date
March 2, 1995

Your Fund Manager
Andrew M. McCullagh joined Delaware Investments in 1997 after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

Nasdaq Symbols
Class A     DVAAX
Class B     DVATX
Class C     DVAZX

DELAWARE TAX-FREE ARIZONA FUND PERFORMANCE

Average Annual Total Returns
Through February 28, 2001              Lifetime      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge               +6.70%         +5.48%       +12.37%
   Including Sales Charge               +6.03%         +4.69%        +8.17%
--------------------------------------------------------------------------------
Class B (Est. 6/29/95)
   Excluding Sales Charge               +5.49%         +4.74%       +11.67%
   Including Sales Charge               +5.35%         +4.41%        +7.67%
--------------------------------------------------------------------------------
Class C (Est. 5/13/95)
   Excluding Sales Charge               +5.60%         +4.72%       +11.48%
   Including Sales Charge               +5.60%         +4.72%       +10.48%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Fund Basics
As of February 28, 2001

Fund Objective

The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$149.49 million

Number of Holdings
57

Fund Start Date
April 1, 1991

Your Fund Manager
Andrew M. McCullagh

Nasdaq Symbols
Class A      VAZIX
Class B      DVABX
Class C      DVACX




Delaware Tax-Free Arizona
Insured Fund performance
-------------------------

Average Annual Total Returns
Through February 28, 2001              Lifetime       Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
   Excluding Sales Charge                +6.90%         +5.22%        +11.40%
   Including Sales Charge                +6.49%         +4.42%         +7.26%
--------------------------------------------------------------------------------
Class B (Est. 3/10/95)
   Excluding Sales Charge                +5.44%         +4.43%        +10.57%
   Including Sales Charge                +5.31%         +4.09%         +6.57%
--------------------------------------------------------------------------------
Class C (Est. 5/26/95)
   Excluding Sales Charge                +5.37%         +4.41%        +10.56%
   Including Sales Charge                +5.37%         +4.41%         +9.56%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
As of February 28, 2001


Fund Objective

The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$46.28 million

Number of Holdings
41

Fund Start Date
March 2, 1995

Your Fund Manager
Andrew M. McCullagh

Nasdaq Symbols
Class A       DVTAX
Class B       DVTFX
Class C       DVFTX


DELAWARE TAX-FREE CALIFORNIA FUND PERFORMANCE

Average Annual Total Returns
Through February 28, 2001                 Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
   Excluding Sales Charge                  +7.00%      +6.08%      +15.53%
   Including Sales Charge                  +6.32%      +5.27%      +11.20%
--------------------------------------------------------------------------------
Class B (Est. 8/23/95)
   Excluding Sales Charge                  +6.58%      +5.42%      +14.75%
   Including Sales Charge                  +6.45%      +5.09%      +10.75%
--------------------------------------------------------------------------------
Class C (Est. 4/9/96)
   Excluding Sales Charge                  +6.23%                  +14.67%
   Including Sales Charge                  +6.23%                  +13.67%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Fund Basics
As of February 28, 2001

Fund Objective

The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$30.64 million

Number of Holdings
23

Fund Start Date
October 15, 1992

Your Fund Manager
Andrew M. McCullagh

Nasdaq Symbols
Class A     VCINX
Class B     DVNBX
Class C     DVNCX


DELAWARE TAX-FREE CALIFORNIA
INSURED FUND PERFORMANCE

Average Annual Total Returns
--------------------------------------------------------------------------------
Through February 28, 2001                 Lifetime   Five Years     One Year
Class A (Est. 10/15/92)
   Excluding Sales Charge                  +6.33%      +5.55%        +12.63%
   Including Sales Charge                  +5.84%      +4.75%         +8.45%
--------------------------------------------------------------------------------
Class B (Est. 3/2/94)
   Excluding Sales Charge                  +4.78%      +4.89%        +11.79%
   Including Sales Charge                  +4.78%      +4.55%         +7.79%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
   Excluding Sales Charge                  +5.25%      +4.68%        +11.83%
   Including Sales Charge                  +5.25%      +4.68%        +10.83%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Fund Basics
As of February 28, 2001

Fund Objective

The Fund seeks as high a level of current income exempt from federal income tax and from the Colorado state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$323.59 million

Number of Holdings
84

Fund Start Date
April 23, 1987

Your Fund Manager
Andrew M. McCullagh

Nasdaq Symbols
Class A       VCTFX
Class B       DVBTX
Class C       DVCTX


DELAWARE TAX-FREE COLORADO FUND PERFORMANCE

Average Annual Total Returns
Through February 28, 2001        Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 4/23/87)
   Excluding Sales Charge          +7.33%      +6.82%       +5.34%     +12.22%
   Including Sales Charge          +7.03%      +6.42%       +4.54%      +7.98%
--------------------------------------------------------------------------------
Class B (Est. 3/22/95)
   Excluding Sales Charge          +5.41%                   +4.52%     +11.25%
   Including Sales Charge          +5.28%                   +4.18%      +7.25%
--------------------------------------------------------------------------------
Class C (Est. 5/6/94)
   Excluding Sales Charge          +5.40%                   +4.53%     +11.38%
   Including Sales Charge          +5.40%                   +4.53%     +10.38%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Statement of Net Assets

DELAWARE TAX-FREE ARIZONA FUND
------------------------------
                                                         Principal    Market
February 28, 2001 (Unaudited)                            Amount       Value
-----------------------------------------------------------------------------
Municipal Bonds - 96.88%
General Obligation Bonds - 4.98%
Eagle Mountain Community Facility District
   6.50% 7/1/21 ...................................... $1,010,000  $1,113,111
                                                                   ----------
                                                                    1,113,111
                                                                   ----------
Higher Education Revenue Bonds - 6.06%
Glendale Industrial Development Authority
   (Midwestern University) Series A
   6.00% 5/15/26 (Connie Lee) ........................    630,000     670,232
University of Puerto Rico
   5.375% 6/1/30 (MBIA) ..............................    675,000     683,876
                                                                   ----------
                                                                    1,354,108
                                                                   ----------
Hospital Revenue Bonds - 10.40%
Maricopa County Industrial Development
   Authority Hospital Facilities Revenue
   (Mayo Clinic Hospital)
   5.25% 11/15/37 ....................................  1,000,000     989,630
Mohave County Industrial Development
   Authority (Chris/Silver Ridge)
   6.375% 11/1/31(GNMA) ..............................    520,000     554,871
Winslow Industrial Development Authority
   Hospital Revenue (Winslow
   Memorial  Hospital Project)
   5.50% 6/1/22 ......................................  1,000,000     780,150
                                                                   ----------
                                                                    2,324,651
                                                                   ----------
Housing Revenue Bonds - 39.96%
Maricopa County Industrial Development
   Authority Multifamily Housing Revenue
   6.50% 10/20/33 (GNMA) .............................    850,000     919,479
Maricopa County Industrial Development
   Authority Single Family Housing
   Revenue (Bay Club at Mesa Cove)
   8.25% 9/1/35 ......................................  1,900,000   1,878,568
Maricopa County Industrial Development
   Authority Single Family Housing Revenue
   6.625% 7/1/21 (GNMA/FNMA) .........................  1,000,000   1,065,800
Peoria Casa Del Rio Multifamily Housing
   7.30% 2/20/28 (GNMA) ..............................    500,000     539,600
Phoenix Industrial Development Authority
   Multifamily Housing Revenue
   (Capital Mews Apartments)
   5.70% 12/20/40 (GNMA) .............................  1,000,000     987,800
Phoenix Industrial Development Authority
   6.35% 9/20/35 (GNMA) ..............................    650,000     702,189

                                                          Principal    Market
                                                          Amount       Value
-----------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Phoenix Industrial Development Authority
   Multifamily Housing Revenue
   7.50% 7/20/35 (GNMA/FHA) .......................... $1,325,000 $ 1,519,722
Pima County Industrial Development
   Authority Multifamily Housing Revenue
   (Sunbriar Apartments Project)
   7.25% 7/1/25 (MBIA/FHA) ...........................    500,000     534,985
Pima County Industrial Development Authority
   Single Family Mortgage Revenue
   6.125% 11/1/33 (GNMA/FNMA/FHLMC) ..................    750,000     784,897
                                                                  -----------
                                                                    8,933,040
                                                                  -----------
Leases/Certificates of Participation - 2.30%
Sedona Partner Series 1999
   5.75% 7/1/16 ......................................    500,000     514,330
                                                                  -----------
                                                                      514,330
                                                                  -----------
Pollution Control Revenue Bonds - 8.93%
Coconino County (Nevada Power)
   6.375% 10/1/36 ....................................  1,000,000     974,560
Maricopa County Pollution Control Corporation
   6.375% 8/1/15 .....................................  1,000,000   1,021,910
                                                                  -----------
                                                                    1,996,470
                                                                  -----------
School Revenue Bonds - 19.38%
ABSL 1999-A A
   7.25% 7/1/18 ......................................  2,199,403   2,283,530
Maricopa County Industrial Development
   Authority Education Revenue
   6.75% 7/1/29 ......................................  2,000,000   2,048,320
                                                                  -----------
                                                                    4,331,850
                                                                  -----------
Transportation Revenue Bonds - 4.87%
Puerto Rico Highway & Transportation
   Authority 6.00% 7/1/29 ............................  1,000,000   1,087,560
                                                                  -----------
                                                                    1,087,560
                                                                  -----------
Total Municipal Bonds
   (cost $21,262,862) ................................             21,655,120
                                                                  -----------

                                                        Number of
                                                        Shares
                                                        ---------
Short Term Investments - 1.57%
Federated Arizona Municipal Cash Trust ...............    350,425     350,425
                                                                   ----------
Total Short-Term Investments
   (cost $350,425) ...................................                350,425
                                                                   ----------

Delaware Tax-Free Arizona Fund
-------------------------------------------------------------------------------
Total Market Value of Securities - 98.45%
   (cost $21,613,287) ................................            $22,005,545

Receivables and Other Assets
   Net of Liabilities - 1.55% ........................                347,032
                                                                  -----------
Net Assets Applicable to 2,150,707
   Shares Outstanding - 100.00% ......................            $22,352,577
                                                                  ===========
Net Asset Value - Delaware Tax-Free Arizona
   Fund Class A shares
   ($14,506,789 / 1,395,825 shares) ..................                 $10.39
                                                                       ------
Net Asset Value - Delaware Tax-Free
   Arizona Fund Class B shares
   ($5,952,042 / 573,022 shares) .....................                 $10.39
                                                                       ------
Net Asset Value - Delaware Tax-Free
   Arizona Fund Class C shares
   ($1,893,746 / 181,860 shares) .....................                 $10.41
                                                                       ------

-------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of Beneficial Interest (unlimited
   authorization - no par) ...........................            $23,495,099
Distribution in excess of net
   investment income .................................                 (1,334)
Accumulated net realized loss
   on investments ....................................             (1,533,446)
Net unrealized appreciation of investments ...........                392,258
                                                                  -----------
Total net assets .....................................            $22,352,577
                                                                  ===========
Summary of Abbreviations:
AMBAC - Insured by AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Arizona Fund Class A
Net asset value Class A shares (A) ...................                 $10.39
Sales charge (3.75% of offering price or 3.85%
   of amount invested per share) (B) .................                   0.40
                                                                       ------
Offering price .......................................                 $10.79
                                                                       ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE ARIZONA INSURED FUND
--------------------------------------
                                                       Principal    Market
February 28, 2001 (Unaudited)                          Amount       Value
-----------------------------------------------------------------------------
Municipal Bonds - 98.78%
Continuing Care/Retirement Revenue Bonds - 2.67%
Maricopa County Industrial Revenue
   6.30% 9/20/38 (GNMA/FHA) ......................... $ 3,715,000 $ 3,996,003
                                                                  -----------
                                                                    3,996,003
                                                                  -----------
General Obligation Bonds - 11.53%
Cochise County Unified School District
   7.50% 7/1/10 (FGIC) ..............................   1,000,000   1,240,490
Maricopa County Madison Unified
   School District #38
   5.80% 7/1/15 (MBIA) ..............................   1,230,000   1,308,585
Maricopa County Osborn Unified
   School District #8
   5.875% 7/1/14 (FGIC) .............................     705,000     756,261
Maricopa County Peoria Unified
   School District #11
   7.00% 7/1/10 (MBIA) ..............................   1,000,000   1,021,080
Maricopa County School District #3
   Tempe Elementary Series E
   5.70% 7/1/16 (FGIC) ..............................   1,025,000   1,097,303
Mohave County Unified School
   District #1 (Lake Havasu)
   5.90% 7/1/15 (FGIC) ..............................   5,000,000   5,347,800
Pinal County Apache Junction Unified
   School District #43
   5.85% 7/1/15 (FGIC) ..............................   1,250,000   1,331,450
Tucson 6.10% 7/1/12 (FGIC) ..........................   4,890,000   5,134,744
                                                                  -----------
                                                                   17,237,713
                                                                  -----------
Higher Education Revenue Bonds - 4.24%
Arizona State University System
   6.125% 7/1/15 (MBIA) .............................   1,000,000   1,027,510
Glendale Industrial Development Authority
   Educational Facilities (American
   Graduate School International)
   5.625% 7/1/20 (Connie Lee) .......................   1,000,000   1,032,710
   5.875% 7/1/15 (Connie Lee) .......................   3,000,000   3,193,110
Mohave County Community College
   6.00% 3/1/20 (MBIA) ..............................   1,000,000   1,083,500
                                                                  -----------
                                                                    6,336,830
                                                                  -----------
Hospital Revenue Bonds - 12.79%
Mesa Individual Development Authority
   5.625% 1/1/29 (MBIA) .............................  10,000,000  10,319,500
Mohave County Industrial Development
   Authority (Chris/Silver Ridge)
   6.375% 11/1/31 (GNMA) ............................     780,000     832,307

                                                       Principal    Market
                                                       Amount       Value
-----------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Phoenix Industrial Development Authority
   Hospital Revenue (John C. Lincoln Health)
   Series B 5.75% 12/1/16 (Connie Lee) .............. $ 4,110,000 $ 4,369,546
Pima County Tucson Medical Center
   6.375% 4/1/12 (MBIA) .............................   1,000,000   1,046,600
Pima Individual Health Care
   6.75% 7/1/10 (MBIA) ..............................   1,000,000   1,030,290
University of Arizona Medical Center
   6.25% 7/1/10 (MBIA) ..............................   1,445,000   1,520,227
                                                                  -----------
                                                                   19,118,470
                                                                  -----------
Housing Revenue Bonds - 25.98%
Chandler Industrial Development
   Authority Multifamily Housing
   5.90% 7/20/15 (GNMA/FHA) .........................   1,060,000   1,099,188
Maricopa County Industrial Development
   Authority Multifamily Housing Revenue
   5.90% 7/1/29 (MBIA) ..............................   1,205,000   1,252,164
Maricopa County (Metro Gardens-Mesa
   Ridge Project) 5.15% 7/1/29 (MBIA) ...............   1,000,000     990,510
Maricopa County Industrial Development
   Authority Multifamily Housing Revenue
   (Villas at Augusta Project)
   6.50% 10/20/33 (GNMA) ............................   1,500,000   1,622,610
Maricopa County Industrial Development
   Authority Multifamily Housing Revenue
   (Villas De Merced Apartments Project)
   5.50% 12/20/37 (GNMA) ............................   1,145,000   1,130,642
Phoenix Industrial Development Authority
   (Camelback Crossing)
   6.35% 9/20/35 (GNMA) .............................   1,350,000   1,458,391
Phoenix Industrial Development Authority
   Multifamily Housing Revenue
   (Capitol Mews Apartments)
   5.70% 12/20/40 (GNMA) ............................   3,000,000   2,963,400
Phoenix Industrial Development Authority
   Multifamily Housing Revenue
   (Ventana Palms Apartments)
   6.15% 10/1/29 (MBIA) .............................     510,000     540,855
   6.20% 10/1/34 (MBIA) .............................     940,000     990,995
Phoenix Industrial Development Authority
   Multifamily Housing
   7.50% 7/20/35 (GNMA) .............................   6,175,000   7,082,478
   7.50% 10/20/35 (GNMA/FHA) ........................   1,359,000   1,581,305

                                                       Principal    Market
Delaware Tax-Free Arizona Insured Fund                 Amount       Value
-------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Pima County Industrial Development Authority
   Multifamily Housing Revenue
   (Fountaine Village Apartments)
   5.55% 12/20/20 (GNMA/FHA) ........................ $   625,000 $   645,106
   5.70% 12/20/40 (GNMA/FHA) ........................   5,000,000   5,110,050
Pima County Industrial Development Authority
   Single Family Revenue Housing
   6.10% 5/1/31 (GNMA) ..............................   3,000,000   3,136,140
Pima County Industrial Development Authority
   Multifamily Revenue Housing
   (Nova & Villa Projects)
   5.125% 12/20/18 (GNMA/FHA) .......................   1,000,000     990,710
   5.20% 12/20/31 (GNMA/FHA) ........................   1,000,000     966,850
   7.00% 12/30/31 (GNMA/FHA) ........................   1,290,000   1,446,593
Pima County Industrial Development
   Authority Multifamily Housing Revenue
   (Sunbriar Apartments Project)
   7.25% 7/1/25 (MBIA/FHA) ..........................   1,225,000   1,310,713
Yuma Industrial Development Authority
   Multifamily Revenue
   (Regency Apartments A)
   5.50% 12/20/32 (GNMA/FHA) ........................   2,000,000   2,007,320
Yuma Industrial Development Authority
   Multifamily Revenue
   6.10% 9/20/19 (GNMA) .............................   2,340,000   2,505,321
                                                                  -----------
                                                                   38,831,341
                                                                  -----------
Leases/Certificates of Participation - 8.36%
Oro Valley Common Trust Certificates
   of Participation
   5.75% 7/1/11 (MBIA) ..............................   1,000,000   1,072,740
   5.75% 7/1/17 (MBIA) ..............................   1,000,000   1,049,390
Phoenix Industrial Development Authority
   Lease (Capital Mall)
   5.50% 9/15/27 (AMBAC) ............................   5,000,000   5,130,900
Scottsdale Municipal Property Corporation
   Lease 6.25% 11/1/14 (FGIC) .......................   3,900,000   4,059,705
University of Arizona Certificates of
   Participation 5.75% 6/1/19 (AMBAC) ...............   1,115,000   1,179,804
                                                                  -----------
                                                                   12,492,539
                                                                  -----------
Power Authority Revenue Bonds - 9.60%
Mesa Utility Systems Revenue
   5.25% 7/1/16 (FGIC) ..............................  12,000,000  12,296,280
Salt River Agricultural Improvement &
   Power Project 6.25% 1/1/19 (FGIC) ................   2,000,000   2,062,000
                                                                  -----------
                                                                   14,358,280
                                                                  -----------

                                                       Principal    Market
                                                       Amount       Value
-------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded Bonds/Escrowed to Maturity - 4.83%
 Chandler Refunding
   7.00% 7/1/12-01 (FGIC) .......................... $   805,000 $    821,567
 Chandler Water & Sewer Revenue
   7.00% 7/1/12-01 (FGIC) ..........................   1,000,000    1,020,580
 Maricopa County School District #14
   (Creighton School Improvement  Project
   of 1990) Series C 6.50% 7/1/08
   (Escrowed to Maturity) (FGIC) ...................   1,000,000    1,147,690
 Phoenix 6.375% 7/1/13-02 (MBIA) ...................   2,000,000    2,107,220
 Phoenix Street & Highway Revenue
   6.50% 7/1/09-02 (AMBAC) .........................   2,000,000    2,122,400
                                                                 ------------
                                                                    7,219,457
                                                                 ------------
 Transportation Revenue Bonds - 9.02%
 Puerto Rico Commonwealth Highway &
   Transportation Authority Transportation
   Revenue Series A 4.75% 7/1/38 (MBIA) ............  14,375,000   13,481,163
                                                                 ------------
                                                                   13,481,163
                                                                 ------------
 Water & Sewer Revenue Bonds - 6.22%
   Gilbert Water & Waste Water Revenue
   6.50% 7/1/12 (FGIC) .............................   1,000,000    1,086,330
   6.50% 7/1/22 (FGIC) .............................   2,650,000    2,890,090
 Phoenix Civic Improvement Waste Water
   Systems Revenue 6.00% 7/1/24 (FGIC) .............   4,875,000    5,321,014
                                                                 ------------
                                                                    9,297,434
                                                                 ------------
 Other Revenue Bonds - 3.54%
 Surprise Municipal Property Excise
   Tax Revenue 5.70% 7/1/20 (FGIC) .................   5,000,000    5,292,600
                                                                 ------------
                                                                    5,292,600
                                                                 ------------
 Total Municipal Bonds
   (cost $140,778,856) .............................              147,661,830
                                                                 ------------
                                                     Number of
                                                     Shares
                                                     ----------
 Short-Term Investments - 0.19%
 Federated Arizona Municipal Cash Trust ............    290,920       290,920
                                                                 ------------
 Total Short-Term Investments
   (cost $290,920) .................................                  290,920
                                                                 ------------

DELAWARE TAX-FREE ARIZONA INSURED FUND
-------------------------------------------------------------------------------
Total Market Value of Securities - 98.97%
   (cost $141,069,776) ..............................            $147,952,750

Receivables and Other Assets
   Net of Liabilities - 1.03% .......................               1,536,670
                                                                 ------------
Net Assets Applicable to 13,272,307
   Shares Outstanding - 100.00% .....................            $149,489,420
                                                                 ============
Net Asset Value - Delaware Tax-Free Arizona
   Insured Fund Class A shares
   ($141,143,636 / 12,531,502 shares) ...............                  $11.26
                                                                       ------
Net Asset Value - Delaware Tax-Free Arizona
   Insured Fund Class B shares
   ($6,921,007 / 614,404 shares) ....................                  $11.26
                                                                       ------
Net Asset Value - Delaware Tax-Free Arizona
   Insured Fund Class C shares
   ($1,424,777 / 126,401 shares) ....................                  $11.27
                                                                       ------

----------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

-------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ..........................            $143,784,812
Distributions in excess of net
   investment income ................................                     (73)
Accumulated net realized loss
   on investments ...................................              (1,178,293)
Net unrealized appreciation of investments ..........               6,882,974
                                                                 ------------
Total net assets ....................................            $149,489,420
                                                                 ============

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Arizona Insured Fund
Net asset value Class A shares (A)                                     $11.26
Sales charge (3.75% of offering price or 3.91%
   of amount invested per share) (B)                                     0.44
                                                                       ------
Offering price                                                         $11.70
                                                                       ======

---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE CALIFORNIA FUND
---------------------------------

                                                         Principal      Market
February 28, 2001 (Unaudited)                              Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.08%
   Higher Education Bonds - 1.72%
   California Educational Facilities Authority
     Revenue 5.75% 11/1/30 (MBIA) ...................  $  750,000    $  797,700
                                                                     ----------
                                                                        797,700
                                                                     ----------
   Hospital Revenue Bonds - 9.44%
   California Health Facilities (San Diego
     Hospital) 6.20% 8/1/12 (MBIA) ..................   1,000,000     1,056,500
   California Infrastructure & Economic
     Development Bank Revenue
     5.625% 7/1/20 ..................................     750,000       783,435
   California Statewide Community
     Development Authority Partnership
     5.375% 4/1/17 ..................................   2,000,000     1,918,800
   San Benito Health Care Revenue
     5.45% 10/1/28 ..................................     750,000       609,533
                                                                     ----------
                                                                      4,368,268
                                                                     ----------
   Housing Revenue Bonds - 21.09%
   California Housing Finance Agency Revenue
    *5.61% 8/1/31 (FSA) ..............................   5,500,000      994,785
   California Housing Finance Agency Revenue
     Series F 6.00% 8/1/17 (MBIA/FHA/VA) ............   1,000,000     1,046,510
   California Statewide Communities
     Development Authority Multifamily
     Revenue 5.80% 8/1/33 ...........................   1,000,000     1,049,150
   Fairfield Housing Authority
     5.625% 9/1/23 ..................................   1,000,000       933,010
   Fresno Multifamily Housing Revenue
     (Woodlands Apartments Project) Series A
     6.65% 5/20/17 (GNMA) ...........................   1,000,000     1,118,370
   Monterey County Housing Authority
     5.00% 7/1/19 ...................................   2,260,000     2,005,908
   San Marcos Redevelopment Agency
     Tax Allocation (Affordable Housing Project)
     Series A 6.00% 10/1/27 .........................     530,000       554,936
   Stanton Multifamily Revenue
     5.625% 8/1/29 (FNMA) ...........................   1,980,000     2,058,626
                                                                     ----------
                                                                      9,761,295
                                                                     ----------
   Leases/Certificates of Participation - 22.86%
   Abag Finance Authority of California
     (Nonprofit Corporations) Certificates
     of Participation
     5.375% 11/15/25 ................................   2,000,000     1,999,820
     6.10% 2/15/25 ..................................   2,575,000     2,779,918
   Abag Finance Authority of California
     (Nonprofit Corporations) Certificates of
     Participation (San Diego Hospital
     Association) Series A 6.125% 8/15/20 ...........   1,250,000     1,260,387

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Leases/Certificates of Participation (continued)
San Diego County Certificates
   of Participation
   5.70% 2/1/28 .....................................  $1,500,000   $ 1,472,595
   6.25% 9/1/29 .....................................   1,000,000     1,033,050
Santa Ana Financing Authority Revenue
   Lease (Inner City Commuter C)
   5.60% 9/1/19 .....................................     600,000       590,832
Soledad Unified School District Financing
   Project Lease 5.30% 5/1/19 .......................   1,000,000       968,300
Turlock Public Funding Lease
   5.45% 9/1/24 .....................................     500,000       475,175
                                                                    -----------
                                                                     10,580,077
                                                                    -----------
Power Authority Revenue Bonds - 4.56%
Puerto Rico Industrial Tourist Educational,
   Medical & Environmental Control
   Cogeneration Facilities (Puerto Rico Project)
   6.625% 6/1/26 ....................................   2,000,000     2,110,180
                                                                    -----------
                                                                      2,110,180
                                                                    -----------
School District Revenue Bonds - 4.65%
Los Gatos Saratoga California Joint School
   District 5.25% 12/1/25 ...........................   1,115,000     1,127,243
Tustin Unified School District
   6.375% 9/1/35 ....................................   1,000,000     1,022,940
                                                                    -----------
                                                                      2,150,183
                                                                    -----------
Transportation Revenue Bonds - 3.48%
Long Beach Harbor Revenue
   6.00% 5/15/11 (FGIC) .............................   1,000,000     1,130,860
Port Redwood City Revenue
   5.40% 6/1/19 .....................................     500,000       480,490
                                                                    -----------
                                                                      1,611,350
                                                                    -----------
Water & Sewer Revenue Bonds - 4.72%
Cucamonga California County Water District
   5.125% 9/1/35 (FGIC) .............................   2,000,000     1,984,620
South Placer Wastewater Authority Revenue
   Series A 5.25% 11/1/27 (FGIC) ....................     200,000       202,728
                                                                    -----------
                                                                      2,187,348
                                                                    -----------
Other Revenue Bonds - 25.56%
California State Veterans Series B
   5.70% 12/1/32 ....................................   1,000,000     1,014,050
Delano Community Redevelopment
   Agency Tax Allocation 6.00% 11/1/03 ..............   2,500,000     2,528,500
El Monte Public Authority Tax Allocation
   Special Term (Multiple Redevelopment
   Project) 5.75% 6/1/28 ............................     880,000       870,945
Escondido Improvement Bond Act 1915
   5.625% 9/2/18 ....................................     455,000       451,246

                                                         Principal      Market
Delaware Tax-Free California Fund                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continued)
La Mirada Redevelopment Agency Special
   Tax Ref-Community Facilities District #89-1
   5.70% 10/1/20                                      $   500,000   $   485,900
Lake Elisnore Public Financing Authority
   5.50% 9/1/30                                         1,000,000       958,520
   5.80% 9/2/15                                         1,125,000     1,133,573
Ontario Redevelopment (Cimarron Project)
   6.25% 8/1/15 (MBIA)                                  1,000,000     1,045,650
Sacramento County Special Tax (Community
   Facilities District #1) 5.70% 12/1/20                  500,000       491,520
San Diego Redevelopment Agency
   6.40% 9/1/25                                         1,000,000     1,051,830
Santa Clara Finance Authority
   7.75% 11/15/11 (AMBAC)                               1,000,000     1,309,240
Whittier Redevelopment Agency Tax
   Allocation (Whittier Boulevard)
   5.75% 11/1/28                                          500,000       488,120
                                                                    -----------
                                                                     11,829,094
                                                                    -----------
Total Municipal Bonds
   (cost $45,097,063)                                                45,395,495
                                                                    -----------

                                                        Number of
                                                          Shares
                                                        ---------
Short-Term Investments - 2.24%
Federated California Municipal Cash Trust ............. 1,037,905     1,037,905
                                                                    -----------
Total Short-Term Investments
   (cost $1,037,905) ..................................               1,037,905
                                                                    -----------
Total Market Value of Securities - 100.32%
   (cost $46,134,968) .................................              46,433,400
Liabilities Net of Receivables and
   Other Assets - (0.32%) .............................                (151,200)
                                                                    -----------
Net Assets Applicable to 4,316,532
   Shares Outstanding - 100.00% .......................             $46,282,200
                                                                    ===========
Net Asset Value - Delaware Tax-Free
   California Fund Class A shares
   ($25,919,486 / 2,420,496 shares) ...................                  $10.71
                                                                         ------
Net Asset Value - Delaware Tax-Free
   California Fund Class B shares
   ($15,464,765 / 1,439,188 shares) ...................                  $10.75
                                                                         ------
Net Asset Value - Delaware Tax-Free
   California Fund Class C shares
   ($4,897,949 / 456,848 shares) ......................                  $10.72
                                                                         ------
---------------
*Zero Coupon Bond - The interest rate shown is the effective yield as of February 28, 2001.

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ..............................           $47,576,833
Accumulated net realized loss
   on investments .......................................            (1,593,065)
Net unrealized appreciation of investments ..............               298,432
                                                                    -----------
Total net assets ........................................           $46,282,200
                                                                    ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free California Fund
Net asset value Class A shares (A) ......................                $10.71
Sales charge (3.75% of offering price or 3.92%
   of amount invested per share) (B) ....................                  0.42
                                                                         ------
Offering price ..........................................                $11.13
                                                                         ======

---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE CALIFORNIA INSURED FUND
-----------------------------------------

                                                         Principal      Market
February 28, 2001 (Unaudited)                              Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.22%
Higher Education Revenue Bonds - 7.53%
California Educational Facilities Authority
   Revenue 5.75% 11/1/30 (MBIA) .....................  $1,250,000    $1,329,500
San Diego State University Foundation
   5.00% 6/1/31 (MBIA) ..............................   1,000,000       976,000
                                                                     ----------
                                                                      2,305,500
                                                                     ----------
Housing Revenue Bonds - 27.56%
California Housing Finance Agency Home
   Mortgage Revenue Series E
   6.05% 8/1/16 (MBIA/FHA) ..........................   1,000,000     1,062,600
California Housing Finance Agency Home
   Mortgage Revenue Series K
   6.15% 8/1/16 (MBIA) ..............................   1,100,000     1,180,476
California Housing Finance Agency Revenue
   Series E 6.75% 8/1/26 (MBIA) .....................   1,000,000     1,065,910
California Housing Finance Agency Single
   Family Mortgage Series A-1 Class II
   6.00% 8/1/20 (AMT) (MBIA) ........................     835,000       881,226
California Rural Home Mortgage Finance
   Authority Single Family Mortgage Revenue
   7.95% 12/1/24 (AMBAC/GNMA/FHLMC) .................      30,000        32,183
California Statewide Community
   Development Authority Multifamily
   Revenue Housing
   5.875% 2/20/36 (GNMA) ............................   2,000,000     2,042,800
California Statewide Community
   Development Authority Multifamily
   Revenue Housing Series T
   6.10% 12/20/35 (GNMA/FHA) ........................   1,000,000     1,050,500
Ventura County Area Housing Authority
   Multifamily Housing Revenue
   (Glen Oaks Apartments) Series A
   6.35% 7/20/34 (GNMA) .............................   1,049,000     1,126,678
                                                                     ----------
                                                                      8,442,373
                                                                     ----------
Leases / Certificates of Participation - 13.40%
Cucamonga County Water District
   Certificates of Participation
   5.125% 9/1/35 (FGIC) .............................   2,000,000     1,984,620
San Diego County Certificates of
   Participation 5.75% 7/1/31 (MBIA) ................   1,000,000     1,067,200
Santa Barbara Water Revenue Certificates
   of Participation 6.70% 4/1/27 (AMBAC) ............   1,000,000     1,053,360
                                                                     ----------
                                                                      4,105,180
                                                                     ----------

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
School District Revenue Bonds - 17.39%
Carmel Unified School District
   5.50% 8/1/25 (MBIA) ............................... $1,000,000   $ 1,040,610
La Canada Unified School District Series A
   5.75% 8/1/25 (FSA) ................................  1,830,000     2,034,704
Pomona Unified School District Series A
   6.55% 8/1/29 (MBIA) ...............................  1,000,000     1,238,220
Rowland Unified School District Series A
   5.25% 9/1/25 (FSA) ................................  1,000,000     1,015,740
                                                                    -----------
                                                                      5,329,274
                                                                    -----------
Transportation Revenue Bonds - 6.87%
Port of Oakland 5.75% 11/1/29 (FGIC) .................  2,000,000     2,105,380
                                                                    -----------
                                                                      2,105,380
                                                                    -----------
Water & Sewer Revenue Bonds - 6.91%
Calaveras County Water District Revenue
   6.125% 9/1/17 (AMBAC) .............................  1,000,000     1,103,380
South Placer Wastewater Authority
   Revenue Series A 5.25% 11/1/27 (FGIC) .............  1,000,000     1,013,640
                                                                    -----------
                                                                      2,117,020
                                                                    -----------
Other Revenue Bonds - 18.56%
Oakland Industrial Revenue (Harrison
   Foundation) Series B
   6.00% 1/1/29 (AMBAC) ..............................  1,300,000     1,407,822
Poway Redevelopment Agency Tax
   Allocation 5.75% 6/15/33 (MBIA) ...................  4,000,000     4,277,480
                                                                    -----------
                                                                      5,685,302
                                                                    -----------
Total Municipal Bonds
   (cost $28,627,570) ................................               30,090,029
                                                                    -----------
                                                        Number of
                                                         Shares
                                                        ---------
Short-Term Investments - 0.60%
Federated California Municipal Cash Trust ............    185,221       185,221
                                                                    -----------
Total Short-Term Investments
   (cost $185,221) ...................................                  185,221
                                                                    -----------

Delaware Tax-Free California Insured Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.82%
   (cost $28,812,791) .................................             $30,275,250
Receivables and Other Assets
   Net of Liabilities - 1.18% .........................                 361,139
                                                                    -----------
Net Assets Applicable to 2,814,986 Shares
   Outstanding - 100.00% ..............................             $30,636,389
                                                                    ===========
Net Asset Value - Delaware Tax-Free
   California Insured Fund Class A shares
   ($23,640,355 / 2,172,248 shares) ...................                  $10.88
                                                                         ------
Net Asset Value - Delaware Tax-Free
   California Insured Fund Class B shares
   ($6,895,744 / 633,490 shares) ......................                  $10.89
                                                                         ------
Net Asset Value - Delaware Tax-Free
   California Insured Fund Class C shares
   ($100,290 / 9,248 shares) ..........................                  $10.84
                                                                         ------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ..............................           $29,197,202
Accumulated net realized loss
   on investments .......................................               (23,272)
Net unrealized appreciation of investments ..............             1,462,459
                                                                    -----------
Total net assets ........................................           $30,636,389
                                                                    ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Bonds subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free California Insured Fund
Net asset value per share Class A shares (A) ............                $10.88
Sales charge (3.75% of offering price or 3.86%
   of amount invested per share) (B) ....................                  0.42
                                                                         ------
Offering price ..........................................                $11.30
                                                                         ======
-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.



                             See accompanying notes

DELAWARE TAX-FREE COLORADO FUND
-------------------------------
                                                        Principal     Market
February 28, 2001 (Unaudited)                             Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.03%
General Obligation Bonds - 20.42%
Central Platte Valley Metropolitan District
   5.20% 12/1/17 (ACA) .............................   $ 7,675,000 $ 7,158,396
Concord Metropolitan District
   8.00% 12/1/19 ...................................     5,000,000   5,058,000
Douglas County School District
   5.00% 12/15/21 (MBIA) ...........................     3,000,000   2,942,370
E-470 Business Metropolitan District
   5.125% 12/1/17 (ACA) ............................     2,500,000   2,302,800
Galleria Metropolitan District
   7.25% 12/1/09 ...................................     1,130,000   1,143,153
Interlocken Metropolitan District
   5.625% 12/15/16 (Asset Gty) .....................     1,750,000   1,827,455
   5.625% 12/15/16 (Asset Gty) .....................     7,000,000   7,309,820
   5.75% 12/15/12 (Asset Gty) ......................     1,985,000   2,152,038
   5.75% 12/15/19 (Asset Gty) ......................     9,000,000   9,385,380
Interstate South Metropolitan District
   6.00% 12/1/20 ...................................     6,500,000   6,709,170
Jefferson County Metropolitan
   District-Section 14, Series A
   6.20% 12/1/13 ...................................     1,750,000   1,883,298
Loveland Special Improvement District #1
   7.50% 7/1/29 ....................................     6,140,000   6,043,479
Pitkin County School District
   5.00% 12/1/20 ...................................     2,250,000   2,215,125
Silver Dollar Metropolitan District
   7.05% 12/1/30 ...................................     5,000,000   4,898,750
Tri Pointe Commercial Metropolitan District
   7.75% 12/1/19 ...................................     5,000,000   5,044,400
                                                                   -----------
                                                                    66,073,634
                                                                   -----------
Higher Education Revenue Bonds - 4.78%
Adams & Weld County School District
   5.125% 12/1/24 ..................................     4,490,000   4,384,216
Colorado Educational & Cultural Facilities
   Authority Revenue 5.00% 6/1/20 ..................     3,465,000   3,412,089
Colorado Educational & Cultural Facilities
   Authority Revenue (University of Denver
   Project) 5.375% 3/1/23 (AMBAC) ..................     2,000,000   2,038,760
Colorado Springs Revenue (Colorado
   College Project) 5.375% 6/1/32 ..................     5,570,000   5,635,225
                                                                   -----------
                                                                    15,470,290
                                                                   -----------
Hospital Revenue Bonds - 18.83%
Boulder County Hospital Revenue Development
   (Longmont United Hospital)
   5.60% 12/1/27 (Asset Gty) .......................     6,765,000   6,569,018
Boulder County Hospital Revenue
   Development (Longmont United Hospital)
   6.00% 12/1/30 (Asset Gty) .......................     5,000,000   5,108,700
Boulder County Hospital Revenue
   (Longmont United Hospital)
   5.875% 12/1/20 ..................................     3,000,000   2,703,420

                                                        Principal     Market
                                                          Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Colorado Health Facilities Authority
   (Baptist Home Association) Series A
   6.375% 8/15/24 ..................................   $ 3,250,000 $ 2,619,208
Colorado Health Facilities Authority
   6.00% 1/20/36 (GNMA) ............................     5,000,000   5,273,100
Colorado Health Facilities Authority
   (Covenant Retirement) 6.75% 12/1/25 .............     4,150,000   4,261,303
Colorado Health Facilities Authority
   (National Benevolent Association) Series B
   5.25% 2/1/28 ....................................     3,700,000   2,868,499
Colorado Health Facilities Authority
   (National Benevolent Association)
   Series A 6.90% 6/1/15 ...........................     1,085,000   1,080,953
Colorado Health Facilities Authority
   (Parkview Hospital) 6.125% 9/1/25 ...............     2,000,000   1,880,740
Colorado Health Facilities Authority
   (Rocky Mountain Adventist Healthcare)
   6.625% 2/1/13 ...................................    16,555,000  17,074,165
   6.625% 2/1/22 ...................................     3,770,000   3,855,051
Colorado Health Facilities Authority
   (Sisters of Charity Leavenworth)
   5.00% 12/1/25 (MBIA) ............................     2,000,000   1,937,740
Colorado Health Facilities Authority
   (Steamboat Springs Health)
   5.75% 9/15/22 ...................................     2,475,000   2,038,336
Colorado Health Facilities Authority
   (Vail Valley Medical Center Revenue)
   6.60% 1/15/20 (ACA/CBI) .........................     2,750,000   2,844,078
Denver Health & Hospital Revenue
   5.375% 12/1/28 ..................................     1,000,000     824,150
                                                                   -----------
                                                                    60,938,461
                                                                   -----------
Housing Revenue Bonds - 14.59%
Adams County Housing Authority Mortgage
   Revenue (Aztec Villa Apartments Project)
   5.85% 12/1/27 ...................................     1,825,000   1,854,802
Adams County Housing Authority Mortgage
   (Greenbriar Project) 6.75% 7/1/21 ...............     1,730,000   1,791,432
Aurora Housing Authority Multifamily Revenue
   5.60% 7/1/19 ....................................     2,635,000   2,531,497
   5.70% 7/1/23 ....................................     1,535,000   1,466,247
Burlingame Multifamily Housing Revenue
   6.00% 11/1/29 (MBIA) ............................     1,250,000   1,298,200
Colorado Housing & Finance Authority
   6.15% 10/1/41 ...................................     1,590,000   1,631,054
Colorado Housing & Finance Authority
   Series A-3 6.25% 10/1/26 (FHA) ..................     8,530,000   8,911,120
Denver City & County Multi-Family
   Housing Revenue, Federal Housing
   Authority (Insured Mortgage Loan -
   Garden Court) 5.40% 7/1/39 (FHA) ................     2,000,000   1,977,160

                                                        Principal     Market
Delaware Tax-Free Colorado Fund                           Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Eaglebend Affordable Housing Corporate
   (Multifamily Revenue Housing Project)
   Series A 6.20% 7/1/12 ...........................    $1,000,000 $ 1,003,120
   Series A 6.40% 7/1/17 ...........................     1,000,000     983,990
   Series A 6.45% 7/1/21 ...........................     1,000,000     976,670
Englewood Multifamily (Marks Apartments)
   Series B 6.00% 12/15/18 .........................     8,050,000   8,069,642
   Series 96 6.65% 12/1/26 .........................     5,700,000   5,733,459
Lake County Multifamily Revenue
   6.80% 10/20/35 (GNMA) ...........................     1,955,000   2,166,433
Mountain Glen Housing Corporation
   Multifamilty Revenue
   6.80% 7/20/35 (GNMA/FHA) ........................     4,490,000   4,988,659
Pueblo County Single Family Mortgage
   Revenue Series 1994A
   7.05% 11/1/27 (GNMA/FNMA) .......................     1,740,000   1,823,172
                                                                   -----------
                                                                    47,206,657
                                                                   -----------
Leases/Certificates of Participation - 5.59%
Aurora Certificates of Participation
   5.50% 12/1/30 (AMBAC) ...........................     8,000,000   8,202,720
Conejos & Alamosa Counties School
   District Certificates of Participation
   6.50% 4/1/11 ....................................     1,615,000   1,679,342
Greeley Building Authority Certificates of
   Participation 6.10% 8/15/16 .....................     2,600,000   2,716,142
Pueblo County Certificates of Participation
   6.50% 12/1/24 ...................................     5,460,000   5,492,596
                                                                   -----------
                                                                    18,090,800
                                                                   -----------
Transportation Revenue Bonds - 12.70%
Denver City & County Airport
   Series E 5.25% 11/15/23 (MBIA) ..................    15,000,000  14,988,900
E-470 Public Highway Authority
   Revenue Series A
   5.00% 9/1/21 (MBIA) .............................     5,270,000   5,141,254
   5.00% 9/1/26 (MBIA) .............................     3,595,000   3,462,093
E-470 Public Highway Authority
*  5.26% 9/1/30 (MBIA) .............................    10,000,000   2,016,900
*  5.26% 9/1/32 (MBIA) .............................    10,000,000   1,805,000
*  5.26% 9/1/33 (MBIA) .............................    45,760,000   7,818,096
*  5.32% 9/1/25 (MBIA) .............................     9,700,000   2,590,676
E-470 Public Highway Authority
   5.75% 9/1/35 (MBIA) .............................     3,100,000   3,281,536
                                                                   -----------
                                                                    41,104,455
                                                                   -----------
Water & Sewer Revenue Bonds - 2.84%
Colorado Water Resources & Power
   (Development Authority Drinking Water)
   4.875% 11/1/23 (FGIC) ...........................     2,000,000   1,903,660
Erie Water Enterprise Revenue
   5.00% 12/1/23 (ACA) .............................     5,000,000   4,305,600
Ute Utility Water Conservancy District
   Water Revenue 5.75% 6/15/20 (MBIA) ..............     2,800,000   2,991,604
                                                                   -----------
                                                                     9,200,864
                                                                   -----------
                                                        Principal     Market
                                                          Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds - 19.28%
Aurora Golf Course Enterprise System
   Revenue (Saddle Rock Golf Course)
   6.20% 12/1/15 ...................................   $ 2,000,000 $ 2,081,540
Black Hawk Device Tax Revenue
   5.50% 12/1/12 ...................................       650,000     585,435
   5.625% 12/1/21 ..................................     2,000,000   1,665,820
Colorado Educational & Cultural Facilities
   Authority Revenue (Aspen)
   6.125% 7/1/12 ...................................       605,000     596,687
Colorado Educational & Cultural Facilities
   Authority Revenue (Aspen Foundation
   Colorado) 6.50% 7/1/24 ..........................     1,710,000   1,618,720
Colorado Educational & Cultural Facilities
   Authority Revenue (Charter School -
   Renaissance School Project)
   6.75% 6/1/29 ....................................     2,000,000   2,019,220
Colorado Educational & Cultural Facilities
   Authority Revenue
   6.50% 7/15/12 ...................................     1,975,000   1,988,114
   6.50% 7/15/24 ...................................     5,145,000   4,870,308
   7.00% 11/1/29 ...................................     1,000,000   1,025,640
   7.75% 7/15/31 ...................................     2,150,000   2,186,765
Colorado Post Secondary Education
   (Ocean Journey Project)
   8.375% 12/1/26 ..................................     8,000,000   9,233,760
Denver City & County Excise Sales Tax
   5.00% 9/1/20 ....................................    10,000,000   9,826,400
Foothills Park & Recreational District
   Colorado 5.00% 12/1/20 ..........................     3,640,000   3,583,580
Lowry Economic Redevelopment Authority
   Revenue 7.80% 12/1/10 ...........................    12,865,000  14,176,329
Lowry Economic Redevelopment Authority
   Revenue (Private Placement) Series A
   7.30% 12/1/10 ...................................     1,295,000   1,395,855
Pueblo Urban Renewal Authority Tax
   Increment Revenue 6.625% 12/1/19 ................     2,005,000   2,092,739
South Suburban Park & Recreation District
   (Golf & Ice Arena Facility)
   6.00% 11/1/15 ...................................     2,330,000   2,419,775
Westminster Golf Course
   5.55% 12/1/23 (Asset Gty) .......................     1,000,000   1,018,860
                                                                   -----------
                                                                    62,385,547
                                                                   -----------
Total Municipal Bonds
   (cost $312,134,294) .............................               320,470,708
                                                                   -----------

                                                       Number of     Market
Delaware Tax-Free Colorado Fund                         Shares        Value
--------------------------------------------------------------------------------
Short-Term Investments - 0.40%
Dreyfus Tax Exempt Cash
   Management Fund .................................   1,282,764   $  1,282,764
                                                                   ------------
Total Short-Term Investments
   (cost $1,282,764) ...............................                  1,282,764
                                                                   ------------
Total Market Value of Securities - 99.43%
   (cost $313,417,058) .............................                321,753,472

Receivables and Other Assets
   Net of Liabilities - 0.57% ......................                  1,838,704
                                                                   ------------
Net Assets Applicable to 28,829,688
   Shares Outstanding - 100.00% ....................               $323,592,176
                                                                   ============
Net Asset Value - Delaware Tax-Free
   Colorado Fund Class A shares
   ($306,084,807 / 28,216,670 shares) ..............                     $10.85
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Colorado Fund Class B shares
   ($13,896,336 / 1,280,460 shares) ................                     $10.85
                                                                         ------
Net Asset Value - Delaware Tax-Free
   Colorado Fund Class C shares
   ($3,611,033 / 332,558 shares) ...................                     $10.86
                                                                         ------
----------
*Zero Coupon Bond - The interest rate shown is the effective yield as of February 28, 2001.

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) .........................               $321,995,379
Distributions in excess of net
   investment income ...............................                       (541)
Accumulated net realized loss
   on investments ..................................                 (6,739,076)
Net unrealized appreciation of investments .........                  8,336,414
                                                                   ------------
Total net assets ...................................               $323,592,176
                                                                   ============
Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
Asset Gty - Insured by the Asset Guaranty Insurance Company
CBI - Certificate of Bond Insurance
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Colorado Fund Class A
Net asset value Class A shares (A) .................                     $10.85
Sales charge (3.75% of offering price or 3.87%
   of amount invested per share) (B) ...............                       0.42
                                                                         ------
Offering price .....................................                     $11.27
                                                                         ======
--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities



February 28, 2001 (Unaudited)          Delaware Tax-Free California Insured Fund
--------------------------------------------------------------------------------
     Assets:
     Investments at market (cost $28,812,791) ............ $30,275,250
     Receivable for securities sold ......................   2,077,333
     Interest receivable .................................     320,579
     Subscriptions receivable ............................      28,886
     Other assets ........................................         421
                                                           -----------
     Total assets ........................................  32,702,469
                                                           -----------

     Liabilities:
     Payable for securities purchased ....................   1,979,200
     Dividends payable ...................................      22,107
     Other liabilities and accrued expenses ..............      64,773
                                                           -----------
     Total liabilities ...................................   2,066,080
                                                           -----------

     Total Net Assets .................................... $30,636,389
                                                           ===========

                             See accompanying notes

Statements of Operations


                                                     Delaware         Delaware        Delaware          Delaware         Delaware
                                                     Tax-Free         Tax-Free        Tax-Free          Tax-Free         Tax-Free
                                                      Arizona         Arizona        California        California        Colorado
Six Months Ended February 28, 2001 (Unaudited)          Fund        Insured Fund        Fund          Insured Fund         Fund
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Income:
     Interest .......................................  $633,097       $4,165,077      $1,231,829         $861,413        $9,738,738
                                                       --------       ----------      ----------       ----------       -----------

     Expenses:
     Management fees ................................    54,486          366,748         119,926           76,198           870,299
     Dividend disbursing and transfer agent
        fees and expenses ...........................    10,446           70,477          13,430           11,800           124,534
     Distribution expense ...........................    51,116          213,896         124,254           65,882           461,296
     Registration fees ..............................     3,100            3,212              --               --             2,142
     Reports and statements to shareholders .........     2,982           19,414          10,076              784            46,646
     Accounting and administration ..................     4,049           30,231           9,068            6,299            66,483
     Professional fees ..............................     2,142           19,513           5,207            1,459            57,761
     Custodian fees and expenses ....................     2,007            7,414           2,579            1,908            16,693
     Trustees' fees .................................       600            6,700           1,250            1,500            12,600
     Taxes (other than taxes on income) .............       600              700             825               25             3,200
     Other ..........................................       779           13,250           3,957            1,395            27,885
                                                       --------       ----------      ----------       ----------       -----------
                                                        132,307          751,555         290,572          167,250         1,689,539

     Less expenses absorbed or waived ...............   (31,069)         (21,617)       (111,049)              --           (34,593)
     Less expenses paid indirectly ..................      (617)          (2,303)           (775)            (723)           (5,916)
                                                       --------       ----------      ----------       ----------       -----------
     Total expenses .................................   100,621          727,635         178,748          166,527         1,649,030
                                                       --------       ----------      ----------       ----------       -----------

     Net Investment Income ..........................   532,476        3,437,442       1,053,081          694,886         8,089,708
                                                       --------       ----------      ----------       ----------       -----------

     Net Realized and Unrealized Gain (Loss)
        on Investments:
     Net realized gain (loss) on investments ........  (126,500)       2,025,189         138,022          702,336         2,604,278
     Net change in unrealized appreciation/
        depreciation of investments .................   397,929          965,364       1,021,935           11,191         3,910,172
                                                       --------       ----------      ----------       ----------       -----------

     Net Realized and Unrealized Gain
        on Investments ..............................   271,429        2,990,553       1,159,957          713,527         6,514,450
                                                       --------       ----------      ----------       ----------       -----------

     Net Increase in Net Assets Resulting
        from Operations .............................  $803,905       $6,427,995      $2,213,038       $1,408,413       $14,604,158
                                                       ========       ==========      ==========       ==========       ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                         Delaware Tax-Free                 Delaware Tax-Free
                                                                            Arizona Fund                 Arizona Insured Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                     Six Months         Year         Six Months          Year
                                                                        Ended           Ended           Ended            Ended
                                                                       2/28/01         8/31/00         2/28/01          8/31/00
                                                                     (Unaudited)                     (Unaudited)
     Increase (Decrease) in Net Assets from Operations:
     Net investment income .....................................       $532,476       $1,190,010       $3,437,442       $7,583,321
     Net realized gain (loss) on investments ...................       (126,500)      (1,342,712)       2,025,189       (1,688,183)
     Net change in unrealized appreciation/
        depreciation of investments ............................        397,929          624,003          965,364        1,805,686
                                                                    ----------------------------     -----------------------------
     Net increase in net assets resulting from operations ......        803,905          471,301        6,427,995        7,700,824
                                                                    ----------------------------     -----------------------------

     Distributions to Shareholders from:
     Net investment income:
        Class A ................................................       (360,509)        (854,975)      (3,276,393)      (7,269,966)
        Class B ................................................       (129,427)        (248,840)        (134,145)        (257,283)
        Class C ................................................        (43,874)         (86,195)         (26,977)         (56,072)
                                                                    ----------------------------     -----------------------------
                                                                       (533,810)      (1,190,010)      (3,437,515)      (7,583,321)
                                                                    ----------------------------     -----------------------------

     Capital Share Transactions:
     Proceeds from shares sold:
        Class A ................................................      2,213,455        5,722,220        3,832,584        5,866,309
        Class B ................................................      1,309,893          746,582          612,727        1,114,572
        Class C ................................................        135,800          208,973           56,831          320,457
     Net asset value of shares issued upon reinvestment
        of distributions:
        Class A ................................................        205,916          464,390        1,476,400        3,141,155
        Class B ................................................         47,323          100,832           69,837          134,508
        Class C ................................................         33,346           60,818           19,641           43,405
                                                                    ----------------------------     -----------------------------
                                                                      3,945,733        7,303,815        6,068,020       10,620,406
                                                                    ----------------------------     -----------------------------

     Cost of shares repurchased:
        Class A ................................................     (1,955,649)     (10,365,411)      (9,004,248)     (33,430,183)
        Class B ................................................       (391,344)      (1,749,909)        (533,042)        (714,763)
        Class C ................................................       (179,539)        (305,596)          (2,122)        (423,190)
                                                                    ----------------------------     -----------------------------
                                                                     (2,526,532)     (12,420,916)      (9,539,412)     (34,568,136)
                                                                    ----------------------------     -----------------------------

     Increase (decrease) in net assets derived from
        capital share transactions .............................      1,419,201       (5,117,101)      (3,471,392)     (23,947,730)
                                                                    ----------------------------     -----------------------------

     Net Increase (Decrease) in Net Assets .....................      1,689,296       (5,835,810)        (480,912)     (23,830,227)

     Net Assets:
     Beginning of period .......................................     20,663,281       26,499,091      149,970,332      173,800,559
                                                                    ----------------------------     -----------------------------
     End of period .............................................    $22,352,577      $20,663,281     $149,489,420     $149,970,332
                                                                    ============================     =============================

                             See accompanying notes

                                                                         Delaware Tax-Free                 Delaware Tax-Free
                                                                          California Fund               California Insured Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months             Year         Six Months          Year
                                                                      Ended               Ended           Ended            Ended
                                                                     2/28/01             8/31/00         2/28/01          8/31/00
                                                                   (Unaudited)                         (Unaudited)
     Increase (Decrease) in Net Assets from Operations:
     Net investment income ......................................    $1,053,081        $2,088,983          $694,886      $1,420,752
     Net realized gain (loss) on investments ....................       138,022        (1,546,839)          702,336        (528,420)
     Net change in unrealized appreciation/
        depreciation of investments .............................     1,021,935         1,323,475            11,191       1,133,654
                                                                    -----------------------------       ---------------------------
     Net increase in net assets resulting from operations .......     2,213,038         1,865,619         1,408,413       2,025,986
                                                                    -----------------------------       ---------------------------

     Distributions to Shareholders from:
     Net investment income:
        Class A .................................................      (644,908)       (1,262,603)         (550,275)     (1,127,677)
        Class B .................................................      (322,268)         (623,432)         (131,076)       (273,068)
        Class C .................................................       (86,565)         (202,578)          (13,535)        (20,007)
                                                                    -----------------------------       ---------------------------
                                                                     (1,053,741)       (2,088,703)         (694,886)     (1,420,752)
                                                                    -----------------------------       ---------------------------

     Capital Share Transactions:
     Proceeds from shares sold:
        Class A .................................................     1,547,261         9,028,276           596,610       3,966,821
        Class B .................................................     1,484,000         3,063,764           458,711         730,189
        Class C .................................................     1,339,560           724,203           505,556           1,914
     Net asset value of shares issued upon reinvestment
        of distributions:
        Class A .................................................       418,530           817,953           222,544         446,507
        Class B .................................................       120,897           231,708            57,899         110,731
        Class C .................................................        46,396           133,502             1,448           4,636
                                                                    -----------------------------       ---------------------------
                                                                      4,956,644        13,999,406         1,842,768       5,260,798
                                                                    -----------------------------       ---------------------------

     Cost of shares repurchased:
        Class A .................................................    (1,510,135)       (9,518,846)       (1,591,006)     (6,054,532)
        Class B .................................................      (982,935)       (2,437,781)         (215,355)     (1,114,561)
        Class C .................................................      (762,402)       (1,720,135)         (869,562)       (162,489)
                                                                    -----------------------------       ---------------------------
                                                                     (3,255,472)      (13,676,762)       (2,675,923)     (7,331,582)
                                                                    -----------------------------       ---------------------------

     Increase (decrease) in net assets derived from
        capital share transactions ..............................     1,701,172           322,644          (833,155)     (2,070,784)
                                                                    -----------------------------       ---------------------------

     Net Increase (Decrease) in Net Assets ......................     2,860,469            99,560          (119,628)     (1,465,550)

     Net Assets:
     Beginning of period ........................................    43,421,731        43,322,171        30,756,017      32,221,567
                                                                    -----------------------------       ---------------------------
     End of period ..............................................   $46,282,200       $43,421,731       $30,636,389     $30,756,017
                                                                    =============================       ===========================

                                  See accompanying notes


                                                                                               Delaware Tax-Free Colorado Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Six Months                   Year
                                                                                                Ended                    Ended
                                                                                               2/28/01                  8/31/00
                                                                                             (Unaudited)
     Increase (Decrease) in Net Assets from Operations:
     Net investment income ................................................................     $8,089,708             $16,939,549
     Net realized gain (loss) on investments ..............................................      2,604,278              (8,433,502)
     Net change in unrealized appreciation/depreciation of investments ....................      3,910,172               2,477,316
                                                                                              ------------------------------------
     Net increase in net assets resulting from operations .................................     14,604,158              10,983,363
                                                                                              ------------------------------------

     Distributions to Shareholders from:
     Net investment income:
        Class A ...........................................................................     (7,708,307)            (16,143,193)
        Class B ...........................................................................       (295,125)               (598,267)
        Class C ...........................................................................        (86,817)               (198,089)
                                                                                              ------------------------------------
                                                                                                (8,090,249)            (16,939,549)
                                                                                              ------------------------------------

     Capital Share Transactions:
     Proceeds from shares sold:
        Class A ...........................................................................      9,841,571              19,934,266
        Class B ...........................................................................        999,931               1,798,331
        Class C ...........................................................................        412,789               1,229,615
     Net asset value of shares issued upon reinvestment of distributions:
        Class A ...........................................................................      4,986,853              10,169,104
        Class B ...........................................................................        210,979                 427,513
        Class C ...........................................................................         65,387                 153,885
                                                                                              ------------------------------------
                                                                                                16,517,510              33,712,714
                                                                                              ------------------------------------

     Cost of shares repurchased:
        Class A ...........................................................................    (19,310,933)            (58,213,012)
        Class B ...........................................................................     (1,033,006)             (2,109,558)
        Class C ...........................................................................     (1,198,805)             (1,376,438)
                                                                                              ------------------------------------
                                                                                               (21,542,744)            (61,699,008)
                                                                                              ------------------------------------
     Increase (decrease) in net assets derived from capital share transactions ............     (5,025,234)            (27,986,294)
                                                                                              ------------------------------------

     Net Increase (Decrease) in Net Assets ................................................      1,488,675             (33,942,480)

     Net Assets:
     Beginning of period ..................................................................    322,103,501             356,045,981
                                                                                              ------------------------------------
     End of period ........................................................................   $323,592,176            $322,103,501
                                                                                              ====================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Arizona Fund Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year         Year    Eight Months    Year        Year
                                                               Ended       Ended        Ended       Ended       Ended       Ended
                                                             2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                            (Unaudited)
     Net asset value, beginning of period ................... $10.250     $10.450      $11.210     $11.140      $10.700     $10.750

     Income (loss) from investment operations:
       Net investment income ................................   0.288       0.555        0.538       0.376        0.589       0.580
       Net realized and unrealized gain (loss)
         on investments .....................................   0.141      (0.200)      (0.645)      0.170        0.455      (0.010)
                                                              ---------------------------------------------------------------------
       Total from investment operations .....................   0.429       0.355       (0.107)      0.546        1.044       0.570
                                                              ---------------------------------------------------------------------
     Less dividends and distributions:
       Dividends from net investment income .................  (0.289)     (0.555)      (0.538)     (0.376)      (0.589)     (0.580)
       Distributions from net realized gain
         on investments .....................................      --          --       (0.115)     (0.100)      (0.015)     (0.040)
                                                              ---------------------------------------------------------------------
       Total dividends and distributions ....................  (0.289)     (0.555)      (0.653)     (0.476)      (0.604)     (0.620)
                                                              ---------------------------------------------------------------------

     Net asset value, end of period ......................... $10.390     $10.250      $10.450     $11.210      $11.140     $10.700
                                                              =====================================================================

     Total return(2) ........................................   4.24%       3.68%       (1.09%)      4.99%       10.07%       5.48%

     Ratios and supplemental data:
       Net assets, end of period (000 omitted) .............. $14,507     $13,873      $18,586     $12,177      $10,916      $9,755
       Ratio of expenses to average net assets ..............   0.75%       0.75%        0.60%       0.49%        0.48%       0.46%
       Ratio of expenses to average net assets prior to
         expense limitation and expenses paid indirectly ....   1.06%       1.06%        1.10%       1.07%        1.08%       1.25%
       Ratio of net investment income to average
         net assets .........................................   5.63%       5.53%        4.88%       5.03%        5.42%       5.43%
       Ratio of net investment income to average net assets
         prior to expense limitation and expenses
         paid indirectly ....................................   5.32%       5.22%        4.38%       4.45%        4.82%       4.64%
       Portfolio turnover ...................................    109%        115%          68%         96%          39%         70%

     ----------
     (1) Ratios have been annualized and total returns have not been annualized.
     (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
     (3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Arizona Fund Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months   Year          Year    Eight Months    Year         Year
                                                               Ended      Ended         Ended      Ended       Ended        Ended
                                                             2/28/01(1)  8/31/00       8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
                                                            (Unaudited)

     Net asset value, beginning of period .................. $10.240      $10.450      $11.200     $11.140      $10.690     $10.740

     Income (loss) from investment operations:
       Net investment income ...............................    0.250       0.481        0.456       0.319        0.502       0.510
       Net realized and unrealized gain (loss)
         on investments ....................................    0.151      (0.210)      (0.635)      0.160        0.469      (0.010)
                                                             ----------------------------------------------------------------------
       Total from investment operations ....................    0.401       0.271       (0.179)      0.479        0.971       0.500
                                                             ----------------------------------------------------------------------
     Less dividends and distributions:
       Dividends from net investment income ................   (0.251)     (0.481)      (0.456)     (0.319)      (0.506)     (0.510)
       Distributions from net realized gain
         on investments ....................................       --          --       (0.115)     (0.100)      (0.015)     (0.040)
                                                             ----------------------------------------------------------------------
       Total dividends and distributions ...................   (0.251)     (0.481)      (0.571)     (0.419)      (0.521)     (0.550)
                                                             ----------------------------------------------------------------------

     Net asset value, end of period ........................  $10.390     $10.240      $10.450     $11.200      $11.140     $10.690
                                                              =====================================================================

     Total return(2) .......................................    3.96%       2.82%       (1.74%)      4.38%        9.34%       4.84%

     Ratios and supplemental data:
       Net assets, end of period (000 omitted) .............   $5,952      $4,911       $5,956      $4,952       $3,711      $3,491
       Ratio of expenses to average net assets .............    1.50%       1.50%        1.35%       1.23%        1.22%       1.11%
       Ratio of expenses to average net assets prior to
         expense limitation and expenses paid indirectly ...    1.81%       1.81%        1.85%       1.81%        1.82%       2.00%
       Ratio of net investment income to average
         net assets ........................................    4.88%       4.78%        4.13%       4.29%        4.68%       4.77%
       Ratio of net investment income to average net
         assets prior to expense limitation and expenses
         paid indirectly ...................................    4.57%       4.47%        3.63%       3.71%        4.08%       3.88%
       Portfolio turnover ..................................     109%        115%          68%         96%          39%         70%

     ----------
     (1) Ratios have been annualized and total returns have not been annualized.
     (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
     (3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Arizona Fund Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months    Year      Year    Eight Months     Year       Year
                                                                  Ended      Ended      Ended      Ended         Ended      Ended
                                                                2/28/01(1)  8/31/00    8/31/99   8/31/98(1)   12/31/97(3)  12/31/96
                                                               (Unaudited)
     Net asset value, beginning of period ....................  $10.270     $10.470    $11.230     $11.160      $10.710     $10.760

     Income (loss) from investment operations:
       Net investment income .................................    0.248       0.478      0.456       0.313        0.534       0.500
       Net realized and unrealized gain (loss)
         on investments ......................................    0.141      (0.200)    (0.645)      0.176        0.437      (0.010)
                                                                -------------------------------------------------------------------
       Total from investment operations ......................    0.389       0.278     (0.189)      0.489        0.971       0.490
                                                                -------------------------------------------------------------------

     Less dividends and distributions:
       Dividends from net investment income ..................   (0.249)     (0.478)    (0.456)     (0.319)      (0.506)     (0.500)
       Distributions from net realized gain
          on investments .....................................       --          --     (0.115)     (0.100)      (0.015)     (0.040)
                                                                -------------------------------------------------------------------
       Total dividends and distributions .....................   (0.249)     (0.478)    (0.571)     (0.419)      (0.521)     (0.540)
                                                                -------------------------------------------------------------------

     Net asset value, end of period ..........................  $10.410     $10.270    $10.470     $11.230      $11.160     $10.710
                                                                ===================================================================

     Total return(2) .........................................    3.83%       2.88%     (1.82%)      4.46%        9.32%       4.70%

     Ratios and supplemental data:
       Net assets, end of period (000 omitted) ...............   $1,894      $1,880     $1,957        $632         $332         $23
       Ratio of expenses to average net assets ...............    1.50%       1.50%      1.35%       1.23%        1.23%       1.21%
       Ratio of expenses to average net assets prior to
         expense limitation and expenses to
         paid indirectly .....................................    1.81%       1.81%      1.85%       1.81%        1.83%       2.00%
       Ratio of net investment income to average
         net assets ..........................................    4.88%       4.78%      4.13%       4.29%        4.67%       4.68%
       Ratio of net investment income to average net assets
         prior to expense limitation and expenses
         paid indirectly .....................................    4.57%       4.47%      3.63%       3.71%        4.07%       3.89%
       Portfolio turnover ....................................     109%        115%        68%         96%          39%         70%

     ----------
     (1) Ratios have been annualized and total returns have not been annualized.
     (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
     (3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Arizona Insured Fund Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months      Year       Year      Eight Months   Year         Year
                                                               Ended       Ended       Ended        Ended       Ended        Ended
                                                             2/28/01(1)   8/31/00     8/31/99     8/31/98(1)  12/31/97(3)  12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ...................      $11.040     $10.990      $11.550     $11.470      $11.060     $11.150

Income (loss) from investment operations:
  Net investment income ................................        0.260       0.525        0.528       0.358        0.548       0.530
  Net realized and unrealized gain (loss)
    on investments .....................................        0.220       0.050       (0.560)      0.080        0.416      (0.090)
                                                             ----------------------------------------------------------------------
  Total from investment operations .....................        0.480       0.575       (0.032)      0.438        0.964       0.440
                                                             ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .................       (0.260)     (0.525)      (0.528)     (0.358)      (0.554)     (0.530)
                                                             ----------------------------------------------------------------------
  Total dividends ......................................       (0.260)     (0.525)      (0.528)     (0.358)      (0.554)     (0.530)
                                                             ----------------------------------------------------------------------

Net asset value, end of period .........................      $11.260     $11.040      $10.990     $11.550      $11.470     $11.060
                                                             ======================================================================

Total return(2) ........................................        4.40%       5.47%       (0.36%)      3.88%        8.96%       4.09%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............     $141,143    $142,018     $166,368    $179,306     $186,485    $209,258
  Ratio of expenses to average net assets ..............        0.95%       0.95%        0.91%       0.84%        0.84%       0.82%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ....        0.98%       0.98%        0.91%       0.91%        0.89%       0.95%
  Ratio of net investment income to average
    net assets .........................................        4.72%       4.88%        4.60%       4.68%        4.92%       4.89%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ....................................        4.69%       4.85%        4.60%       4.61%        4.87%       4.76%
  Portfolio turnover ...................................          44%         50%          29%         21%          42%         42%

----------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Tax-Free Arizona Insured Fund Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year        Year      Eight Months   Year         Year
                                                               Ended       Ended       Ended        Ended       Ended        Ended
                                                             2/28/01(1)   8/31/00     8/31/99     8/31/98(1)  12/31/97(3)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ...................      $11.040     $10.990      $11.550     $11.460      $11.050     $11.140

Income (loss) from investment operations:
  Net investment income ................................        0.218       0.444        0.441       0.300        0.455       0.450
  Net realized and unrealized gain (loss)
    on investments .....................................        0.220       0.050       (0.560)      0.091        0.414      (0.090)
                                                             ----------------------------------------------------------------------
  Total from investment operations .....................        0.438       0.494       (0.119)      0.391        0.869       0.360
                                                             ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .................       (0.218)     (0.444)      (0.441)     (0.301)      (0.459)     (0.450)
                                                             ----------------------------------------------------------------------
  Total dividends ......................................       (0.218)     (0.444)      (0.441)     (0.301)      (0.459)     (0.450)
                                                             ----------------------------------------------------------------------

Net asset value, end of period .........................      $11.260     $11.040      $10.990     $11.550      $11.460     $11.050
                                                             ======================================================================

Total return(2) ........................................        4.01%       4.68%       (1.11%)      3.46%        8.06%       3.32%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............       $6,921      $6,630       $6,059      $4,782       $3,657      $3,110
  Ratio of expenses to average net assets ..............        1.70%       1.70%        1.66%       1.59%        1.65%       1.59%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ....        1.73%       1.73%        1.66%       1.66%        1.70%       1.70%
  Ratio of net investment income to average
    net assets .........................................        3.97%       4.13%        3.85%       3.93%        4.11%       4.11%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ....................................        3.94%       4.10%        3.85%       3.86%        4.06%       4.00%
  Portfolio turnover ...................................          44%         50%          29%         21%          42%         42%

----------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Tax-Free Arizona Insured Fund Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year       Year      Eight Months    Year        Year
                                                                Ended     Ended       Ended        Ended       Ended       Ended
                                                              2/28/01(1)  8/31/00     8/31/99    8/31/98(1)  12/31/97(3)   12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ...................      $11.040     $10.990      $11.560     $11.470      $11.060     $11.150

Income (loss) from investment operations:
  Net investment income ................................        0.219       0.444        0.441       0.301        0.456       0.430
  Net realized and unrealized gain (loss)
    on investments .....................................        0.230       0.050       (0.570)      0.090        0.414      (0.090)
                                                             ----------------------------------------------------------------------
  Total from investment operations .....................        0.449       0.494       (0.129)      0.391        0.870       0.340
                                                             ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .................       (0.219)     (0.444)      (0.441)     (0.301)      (0.460)     (0.430)
                                                             ----------------------------------------------------------------------
  Total dividends ......................................       (0.219)     (0.444)      (0.441)     (0.301)      (0.460)     (0.430)
                                                             ----------------------------------------------------------------------

Net asset value, end of period .........................      $11.270     $11.040      $10.990     $11.560      $11.470     $11.060
                                                             ======================================================================

Total return(2) ........................................        4.10%       4.68%       (1.20%)      3.46%        8.05%       3.18%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............       $1,425      $1,322       $1,373        $627         $675        $554
  Ratio of expenses to average net assets ..............        1.70%       1.70%        1.66%       1.59%        1.65%       1.70%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly ....................................        1.73%       1.73%        1.66%       1.66%        1.70%       1.70%
  Ratio of net investment income to average
    net assets .........................................        3.97%       4.13%        3.85%       3.93%        4.11%       4.01%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ....................................        3.94%       4.10%        3.85%       3.86%        4.06%       4.01%
  Portfolio turnover ...................................          44%         50%          29%         21%          42%         42%

----------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Fund Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year        Year    Eight Months     Year        Year
                                                               Ended      Ended       Ended        Ended        Ended       Ended
                                                             2/28/01(1)  8/31/00     8/31/99    8/31/98(1)    12/31/97(3)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ...................      $10.430     $10.490      $11.220     $11.050      $10.430     $10.640

Income (loss) from investment operations:
  Net investment income ................................        0.268       0.547        0.556       0.387        0.590       0.600
  Net realized and unrealized gain (loss)
    on investments .....................................        0.280      (0.060)      (0.709)      0.163        0.665      (0.180)
                                                             ----------------------------------------------------------------------
  Total from investment operations .....................        0.548       0.487       (0.153)      0.550        1.255       0.420
                                                             ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .................       (0.268)     (0.547)      (0.554)     (0.380)      (0.595)     (0.600)
  Distributions from net realized gain
    on investments .....................................           --          --       (0.023)         --       (0.040)     (0.030)
                                                             ----------------------------------------------------------------------
  Total dividends and distributions ....................       (0.268)     (0.547)      (0.577)     (0.380)      (0.635)     (0.630)
                                                             ----------------------------------------------------------------------

Net asset value, end of period .........................      $10.710     $10.430      $10.490     $11.220      $11.050     $10.430
                                                             ======================================================================

Total return(2) ........................................        5.32%       5.00%       (1.53%)      5.07%       12.43%       4.21%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............      $25,919     $24,794      $24,515     $11,600       $4,385      $1,218
  Ratio of expenses to average net assets ..............        0.50%       0.50%        0.33%       0.22%        0.13%       0.27%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly ....................................        1.01%       1.04%        0.97%       1.07%        1.19%       1.25%
  Ratio of net investment income to average
    net assets .........................................        5.14%       5.46%        4.95%       5.00%        5.32%       5.71%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly ....................................        4.63%       4.92%        4.31%       4.15%        4.26%       4.73%
  Portfolio turnover ...................................          98%         82%         123%         62%          17%          8%

----------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Fund Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months     Year        Year    Eight Months   Year         Year
                                                               Ended       Ended       Ended       Ended       Ended        Ended
                                                            2/28/01(1)    8/31/00     8/31/99    8/31/98(1)  12/31/97(3)   12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ...................      $10.460     $10.520      $11.260     $11.080      $10.440     $10.650

Income (loss) from investment operations:
  Net investment income ................................        0.229       0.473        0.470       0.319        0.520       0.560
  Net realized and unrealized gain (loss)
    on investments .....................................        0.290      (0.060)      (0.717)      0.186        0.688      (0.180)
                                                             ----------------------------------------------------------------------
  Total from investment operations .....................        0.519       0.413       (0.247)      0.505        1.208       0.380
                                                             ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .................       (0.229)     (0.473)      (0.470)     (0.325)      (0.528)     (0.560)
  Distributions from net realized gain
    on investments .....................................           --          --       (0.023)         --       (0.040)     (0.030)
                                                             ----------------------------------------------------------------------
  Total dividends and distributions ....................       (0.229)     (0.473)      (0.493)     (0.325)      (0.568)     (0.590)
                                                             ----------------------------------------------------------------------

Net asset value, end of period .........................      $10.750     $10.460      $10.520     $11.260      $11.080     $10.440
                                                             ======================================================================

Total return(2) ........................................        4.92%       4.31%       (2.35%)      4.62%       11.91%       3.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............      $15,464     $14,449      $13,676      $8,962       $5,576        $660
  Ratio of expenses to average net assets ..............        1.25%       1.25%        1.08%       0.97%        0.80%       0.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ....................................        1.76%       1.79%        1.72%       1.82%        1.86%       2.00%
  Ratio of net investment income to average
    net assets .........................................        4.39%       4.71%        4.20%       4.27%        4.65%       5.34%
  Ratio of net investment income to average net assets
    prior to expense limitation and expenses
    paid indirectly ....................................        3.88%       4.17%        3.56%       3.42%        3.59%       3.84%
  Portfolio turnover ...................................          98%         82%         123%         62%          17%          8%

----------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free California Fund Class C Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year         Year   Eight Months     Year      4/9/96(2)
                                                              Ended        Ended        Ended      Ended        Ended        to
                                                             2/28/01(1)   8/31/00      8/31/99   8/31/98(1)   12/31/97(4)  12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ...................      $10.440     $10.500      $11.230     $11.050      $10.420     $10.070

Income (loss) from investment operations:
  Net investment income ................................        0.230       0.472        0.470       0.335        0.487       0.370
  Net realized and unrealized gain (loss)
    on investments .....................................        0.280      (0.060)      (0.707)      0.170        0.696       0.380
                                                             ----------------------------------------------------------------------
  Total from investment operations .....................        0.510       0.412       (0.237)      0.505        1.183       0.750
                                                             ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .................       (0.230)     (0.472)      (0.470)     (0.325)      (0.513)     (0.370)
  Distributions from net realized gain
    on investments .....................................           --          --       (0.023)         --       (0.040)     (0.030)
                                                             ----------------------------------------------------------------------
  Total dividends and distributions ....................       (0.230)     (0.472)      (0.493)     (0.325)      (0.553)     (0.400)
                                                             ----------------------------------------------------------------------

Net asset value, end of period .........................      $10.720     $10.440      $10.500     $11.230      $11.050     $10.420
                                                             ======================================================================

Total return(3) ........................................        4.93%       4.22%       (2.26%)      4.64%       11.69%       7.58%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............       $4,899      $4,179       $5,132        $774         $109         $94
  Ratio of expenses to average net assets ..............        1.25%       1.25%        1.08%       0.97%        0.87%       0.78%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses
    paid indirectly ....................................        1.76%       1.79%        1.72%       1.82%        1.93%       2.00%
  Ratio of net investment income to average
    net assets .........................................        4.39%       4.71%        4.20%       4.27%        4.58%       5.13%
  Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly ....................................        3.88%       4.17%        3.56%       3.42%        3.52%       3.91%
  Portfolio turnover ...................................          98%         82%         123%         62%          17%          8%

------------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Commencement of operations; ratios have been annualized and the total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Tax-Free California Insured Fund Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year       Year      Eight Months   Year        Year
                                                               Ended       Ended      Ended        Ended       Ended       Ended
                                                             2/28/01(1)   8/31/00    8/31/99     8/31/98(1)  12/31/97(3)  12/31/96
                                                             (Unaudited)
Net asset value, beginning of period ......................   $10.640     $10.430    $11.130       $10.980     $10.500     $10.650

Income (loss) from investment operations:
  Net investment income ...................................     0.250       0.500      0.497         0.345       0.513       0.520
  Net realized and unrealized gain (loss)
   on investments .........................................     0.240       0.210     (0.700)        0.150       0.486      (0.150)
                                                              --------------------------------------------------------------------
  Total from investment operations ........................     0.490       0.710     (0.203)        0.495       0.999       0.370
                                                              --------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.250)     (0.500)    (0.497)       (0.345)     (0.519)     (0.520)
                                                              --------------------------------------------------------------------
  Total dividends .........................................    (0.250)     (0.500)    (0.497)       (0.345)     (0.519)     (0.520)
                                                              --------------------------------------------------------------------

Net asset value, end of period ............................   $10.880     $10.640    $10.430       $11.130     $10.980     $10.500
                                                              ====================================================================

Total return(2) ...........................................     4.66%       7.10%     (1.97%)        4.58%       9.78%       3.63%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $23,640      $23,877    $25,042       $28,577     $26,923     $30,551
  Ratio of expenses to average net assets .................    0.90%        1.00%      0.99%         0.94%       0.99%       0.82%
  Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly ........................................    0.90%        1.09%      1.10%         0.94%       1.02%       1.01%
  Ratio of net investment income to average
   net assets .............................................    4.70%        4.87%      4.51%         4.69%       4.85%       5.05%
  Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly ........................................    4.70%        4.78%      4.40%         4.69%       4.82%       4.86%
  Portfolio turnover ......................................     145%          91%       114%           44%         63%         55%

--------------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Tax-Free California Insured Fund Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months    Year         Year     Eight Months    Year        Year
                                                              Ended       Ended        Ended       Ended        Ended       Ended
                                                            2/28/01(1)   8/31/00      8/31/99    8/31/98(1)   12/31/97(3)  12/31/96
                                                           (Unaudited)
Net asset value, beginning of period ......................  $10.640     $10.430      $11.130     $10.990       $10.500     $10.650

Income (loss) from investment operations:
  Net investment income ...................................    0.210       0.423        0.414       0.290         0.457       0.480
  Net realized and unrealized gain (loss)
   on investments .........................................    0.250       0.210       (0.700)      0.140         0.495      (0.150)
                                                             ----------------------------------------------------------------------
  Total from investment operations ........................    0.460       0.633       (0.286)      0.430         0.952       0.330
                                                             ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................   (0.210)     (0.423)      (0.414)     (0.290)       (0.462)     (0.480)
                                                             ----------------------------------------------------------------------
  Total dividends .........................................   (0.210)     (0.423)      (0.414)     (0.290)       (0.462)     (0.480)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ............................  $10.890     $10.640      $10.430     $11.130       $10.990     $10.500
                                                             ======================================================================

Total return(2) ...........................................    4.36%       6.30%       (2.70%)      3.96%         9.29%       3.22%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $ 6,896      $6,440       $6,588      $6,588        $6,629      $6,717
  Ratio of expenses to average net assets .................    1.65%       1.75%        1.74%       1.69%         1.53%       1.21%
  Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly ........................................    1.65%       1.84%        1.85%       1.69%         1.56%       1.76%
  Ratio of net investment income to average
   net assets .............................................    3.94%       4.12%        3.76%       3.94%         4.31%       4.64%
  Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly ........................................    3.94%       4.03%        3.65%       3.94%         4.28%       4.09%
  Portfolio turnover ......................................     145%         91%         114%         44%           63%         55%

-------------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Tax-Free California Insured Fund Class C Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months    Year         Year     Eight Months   Year         Year
                                                              Ended       Ended        Ended       Ended       Ended        Ended
                                                            2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(3)   12/31/96
                                                           (Unaudited)
Net asset value, beginning of period ......................  $10.600     $10.390      $11.090     $10.940      $10.460     $10.650

Income (loss) from investment operations:
  Net investment income ...................................    0.210       0.423        0.414       0.289        0.485       0.440
  Net realized and unrealized gain (loss)
   on investments .........................................    0.240       0.210       (0.700)      0.151        0.432      (0.190)
                                                             ---------------------------------------------------------------------
  Total from investment operations ........................    0.450       0.633       (0.286)      0.440        0.917       0.250
                                                             ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................   (0.210)     (0.423)      (0.414)     (0.290)      (0.437)     (0.440)
                                                             ---------------------------------------------------------------------
  Total dividends .........................................   (0.210)     (0.423)      (0.414)     (0.290)      (0.437)     (0.440)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ............................  $10.840     $10.600      $10.390     $11.090      $10.940     $10.460
                                                             =====================================================================

Total return(2) ...........................................    4.28%       6.32%       (2.70%)      4.08%        8.98%       2.47%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................     $100        $439         $592        $461         $476         $55
  Ratio of expenses to average net assets .................    1.65%       1.75%        1.74%       1.69%        1.71%       1.58%
  Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly ........................................    1.65%       1.84%        1.85%       1.69%        1.74%       1.77%
  Ratio of net investment income to average
   net assets .............................................    3.94%       4.12%        3.76%       3.94%        4.13%       4.02%
  Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly ........................................    3.94%       4.03%        3.65%       3.94%        4.10%       3.83%
  Portfolio turnover ......................................     145%         91%         114%         44%          63%         55%

-------------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Colorado Fund Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months    Year         Year     Eight Months   Year         Year
                                                              Ended       Ended        Ended       Ended       Ended        Ended
                                                            2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(3)   12/31/96
                                                           (Unaudited)
Net asset value, beginning of period ......................  $10.630     $10.780      $11.510     $11.380      $10.780     $10.900

Income (loss) from investment operations:
  Net investment income ...................................    0.272       0.543        0.552       0.376        0.574       0.560
  Net realized and unrealized gain (loss)
   on investments .........................................    0.220      (0.150)      (0.730)      0.130        0.618      (0.130)
                                                             ---------------------------------------------------------------------
  Total from investment operations ........................    0.492       0.393       (0.178)      0.506        1.192       0.430
                                                             ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................   (0.272)     (0.543)      (0.552)     (0.376)      (0.592)     (0.550)
                                                             ---------------------------------------------------------------------
  Total dividends .........................................   (0.272)     (0.543)      (0.552)     (0.376)      (0.592)     (0.550)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ............................  $10.850     $10.630      $10.780     $11.510      $11.380     $10.780
                                                             =====================================================================

Total return(2) ...........................................    4.70%       3.89%       (1.69%)      4.51%       11.40%       4.08%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................. $306,085    $304,409     $338,184    $357,127     $357,993    $358,328
  Ratio of expenses to average net assets .................    1.00%       1.00%        0.91%       0.83%        0.81%       0.78%
  Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly ........................................    1.02%       1.04%        0.91%       0.92%        0.86%       0.91%
  Ratio of net investment income to average
   net assets .............................................    5.14%       5.22%        4.86%       4.93%        5.25%       5.27%
  Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly ........................................    5.12%       5.18%        4.86%       4.84%        5.20%       5.14%
  Portfolio turnover ......................................      88%         53%          55%         36%          54%         40%

-------------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Colorado Fund Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months    Year         Year     Eight Months   Year         Year
                                                              Ended       Ended        Ended       Ended       Ended        Ended
                                                            2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(3)   12/31/96
                                                           (Unaudited)
Net asset value, beginning of period ......................  $10.630     $10.790      $11.510     $11.380      $10.780     $10.900

Income (loss) from investment operations:
  Net investment income ...................................    0.233       0.463        0.466       0.319        0.483       0.470
  Net realized and unrealized gain (loss)
   on investments .........................................    0.220      (0.160)      (0.719)      0.130        0.616      (0.130)
                                                             ---------------------------------------------------------------------
  Total from investment operations ........................    0.453       0.303       (0.253)      0.449        1.099       0.340
                                                             ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................   (0.233)     (0.463)      (0.467)     (0.319)      (0.499)     (0.460)
                                                             ---------------------------------------------------------------------
  Total dividends .........................................   (0.233)     (0.463)      (0.467)     (0.319)      (0.499)     (0.460)
                                                             ---------------------------------------------------------------------

Net asset value, end of period ............................  $10.850     $10.630      $10.790     $11.510      $11.380     $10.780
                                                             =====================================================================

Total return(2) ...........................................    4.31%       3.00%       (2.34%)      3.99%       10.47%       3.25%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $13,896     $13,441      $13,530     $10,726       $7,798      $4,172
  Ratio of expenses to average net assets .................    1.75%       1.75%        1.66%       1.58%        1.62%       1.58%
  Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly ........................................    1.77%       1.79%        1.66%       1.67%        1.67%       1.65%
  Ratio of net investment income to average
   net assets .............................................    4.39%       4.47%        4.11%       4.18%        4.44%       4.45%
  Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly ........................................    4.37%       4.43%        4.11%       4.09%        4.39%       4.38%
  Portfolio turnover ......................................      88%         53%          55%         36%          54%         40%

-------------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Colorado Fund Class C Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year         Year     Eight Months   Year        Year
                                                               Ended       Ended        Ended       Ended       Ended       Ended
                                                             2/28/01(1)   8/31/00      8/31/99    8/31/98(1)  12/31/97(3)  12/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.640     $10.790      $11.520     $11.380      $10.780     $10.900

Income (loss) from investment operations:
  Net investment income ...................................     0.233       0.465        0.463       0.319        0.484       0.460
  Net realized and unrealized gain (loss)
   on investments .........................................     0.220      (0.150)      (0.726)      0.140        0.615      (0.130)
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.453       0.315       (0.263)      0.459        1.099       0.330
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.233)     (0.465)      (0.467)     (0.319)      (0.499)     (0.450)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.233)     (0.465)      (0.467)     (0.319)      (0.499)     (0.450)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.860     $10.640      $10.790     $11.520      $11.380     $10.780
                                                              =====================================================================

Total return(2) ...........................................     4.31%       3.11%       (2.42%)      4.08%       10.47%       3.17%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $3,611      $4,254       $4,332      $2,068       $1,697      $1,522
  Ratio of expenses to average net assets .................     1.75%       1.75%        1.66%       1.58%        1.64%       1.66%
  Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly ........................................     1.77%       1.79%        1.66%       1.67%        1.69%       1.66%
  Ratio of net investment income to average
   net assets .............................................     4.39%       4.47%        4.11%       4.18%        4.42%       4.40%
  Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly ........................................     4.37%       4.43%        4.11%       4.09%        4.37%       4.40%
  Portfolio turnover ......................................       88%         53%          55%         36%          54%         40%

-------------
(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

Notes to Financial Statements


February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers nine series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Wisconsin Fund and Delaware Montana Municipal Bond Fund. Voyageur Insured Funds (the "Trust") is organized as a Delaware business trust and offers two series:
Delaware Tax-Free Arizona Insured Fund and Delaware Minnesota Insured Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers seven series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Oregon Insured Fund. Voyageur Mutual Funds II (the "Trust") is organized as a Delaware business trust and offers one series:
Delaware Tax-Free Colorado Fund. These financial statements and related footnotes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (the "Fund" or collectively the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer three classes Class A, Class B and Class C. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Fund, Delaware
Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

--------------------------------------------------------------------------------
Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gains on investments, if any, annually

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Funds. Additionally, the above adjustment will have no impact on the Funds' distributions, which are determined in accordance with federal income tax regulations.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the six months ended February 28, 2001 were as follows:

                                 Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                                      Arizona         Arizona Insured       California       California Insured       Colorado
                                        Fund              Fund                 Fund                Fund                 Fund
                                -----------------    -----------------   -----------------   ------------------   -----------------
Commission Reimbursement ..........     $228             $1,691                $502                $354               $ 3,650
Earnings Credits ...................     389                612                 273                 369                 2,266

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                             Delaware Tax-Free       Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                                  Arizona             Arizona Insured       California       California Insured        Colorado
                                   Fund                     Fund               Fund                 Fund                 Fund
                             -----------------       -----------------   -----------------   ------------------   -----------------
On the first $500 million ..      0.550%                   0.500%             0.550%               0.500%               0.550%
On the next $500 million ...      0.500%                   0.475%             0.500%               0.475%               0.500%
On the next $1.5 billion ...      0.450%                   0.450%             0.450%               0.450%               0.450%
In excess of $2.5 billion ..      0.425%                   0.425%             0.425%               0.425%               0.425%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed specified percentages of average daily net assets through October 31, 2001 as shown below.

                                Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free     Delaware Tax-Free
                                     Arizona         Arizona Insured       California       California Insured         Colorado
                                      Fund                Fund               Fund                  Fund                  Fund
                                -----------------   -----------------   -----------------   ------------------   -----------------
Operating expense limitation
as a percentage of average
daily net assets (per annum) ..       0.50%               0.70%              0.25%                 0.75%                 0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended February 28, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

     Delaware Tax-Free         Delaware Tax-Free        Delaware Tax-Free     Delaware Tax-Free     Delaware Tax-Free
          Arizona               Arizona Insured            California        California Insured         Colorado
           Fund                       Fund                    Fund                    Fund                Fund
     -----------------         -----------------        -----------------    ------------------     -----------------
          $4,298                    $14,381                  $2,538                  $2,121              $18,888

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At February 28, 2001, each Fund had liabilities payable to affiliates as follows:

                                  Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                                       Arizona         Arizona Insured        California      California Insured       Colorado
                                        Fund                Fund                 Fund                Fund                Fund
                                  -----------------   -----------------   -----------------   ------------------   -----------------
Investment management
fee payable to DMC ..............      $4,390              $ 9,958              $   --              $6,828              $60,196

Dividend disbursing, transfer
agent fees, accounting fees and
other expenses payable to DSC ...       2,680               14,376               5,331               2,986               32,121

Other expenses payable to
DMC and affiliates ..............       1,213                8,761               2,585               1,853               18,802

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
For the six months ended February 28, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                  Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                                       Arizona         Arizona Insured        California      California Insured       Colorado
                                        Fund                Fund                 Fund                Fund                Fund
                                  -----------------   -----------------   -----------------   ------------------   -----------------
Purchases .....................     $12,598,185          $31,939,890          $22,652,056         $21,924,306         $137,875,492

Sales .........................      10,621,577           33,457,881           21,182,782          23,048,336          141,335,188

At February 28, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2001, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                  Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                                       Arizona         Arizona Insured        California      California Insured       Colorado
                                        Fund                Fund                 Fund                Fund                Fund
                                  -----------------   -----------------   -----------------   ------------------   -----------------
Cost of investments .............   $21,613,287          141,069,776         $46,134,968          $28,812,791         $313,417,058
                                    ==============================================================================================
Aggregate unrealized
appreciation ....................   $   643,641         $  7,141,479         $   907,345          $ 1,486,107         $ 12,571,656

Aggregate unrealized
depreciation ....................      (251,383)            (258,505)           (608,913)             (23,648)          (4,235,242)
                                    ----------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) ..................   $   392,258         $  6,882,974         $   298,432          $ 1,462,459         $  8,336,414
                                    ==============================================================================================

For federal income tax purposes, certain Funds had accumulated capital losses as of February 28, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                  Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free   Delaware Tax-Free    Delaware Tax-Free
                                       Arizona         Arizona Insured        California      California Insured       Colorado
                                        Fund                Fund                 Fund                Fund                Fund
                                  -----------------   -----------------   -----------------   ------------------   -----------------
2003 ..........................      $       --           $1,513,303           $     --           $  197,188             $48,864

2004 ..........................              --                   --                 --                   --             832,567

2008 ..........................         245,089              367,818            338,639              528,420           1,340,059
                                     -------------------------------------------------------------------------------------------
                                     $  245,089           $1,881,121           $338,639           $  725,608          $2,221,490
                                     ===========================================================================================

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                         Delaware Tax-Free                 Delaware Tax-Free
                                                           Arizona Fund                  Arizona Insured Fund
                                                       -----------------------          -----------------------
                                                        Six Months     Year              Six Months    Year
                                                          Ended        Ended               Ended       Ended
                                                         2/28/01      8/31/00             2/28/01     8/31/00
                                                       (Unaudited)                      (Unaudited)
Shares sold:
   Class A ............................................   213,214     571,748              345,505     544,323
   Class B ............................................   127,078      74,510               54,932     103,352
   Class C ............................................    13,123      20,825                5,108      30,072
Shares issued upon reinvestment of distributions:
   Class A ............................................    20,032      46,388              132,878     292,070
   Class B ............................................     4,605      10,083                6,285      12,506
   Class C ............................................     3,236       6,072                1,768       4,035
                                                         --------  ----------             --------  ----------
                                                          381,288     729,626              546,476     986,358
                                                         --------  ----------             --------  ----------
Shares repurchased:
   Class A ............................................  (191,326) (1,042,053)            (814,021) (3,112,680)
   Class B ............................................   (38,205)   (175,018)             (47,453)    (66,828)
   Class C ............................................   (17,571)    (30,684)                (187)    (39,302)
                                                         --------  ----------             --------  ----------
                                                         (247,102) (1,247,755)            (861,661) (3,218,810)
                                                         --------  ----------             --------  ----------
Net increase (decrease) ...............................   134,186    (518,129)            (315,185) (2,232,452)
                                                         ========  ==========             ========  ==========
                                                         Delaware Tax-Free                 Delaware Tax-Free
                                                          California Fund               California Insured Fund
                                                      -------------------------        --------------------------
                                                        Six Months     Year              Six Months    Year
                                                          Ended        Ended               Ended       Ended
                                                         2/28/01      8/31/00             2/28/01     8/31/00
                                                       (Unaudited)                      (Unaudited)
Shares sold:
   Class A ............................................   148,019     908,359               55,444     389,603
   Class B ............................................   140,268     302,707               42,961      71,114
   Class C ............................................   125,307      72,260               47,994         184
Shares issued upon reinvestment of distributions:
   Class A ............................................    39,702      81,604               20,715      43,544
   Class B ............................................    11,434      23,059                5,388      10,794
   Class C ............................................     4,398      13,324                  135         454
                                                         --------  ----------             --------  ----------
                                                          469,128   1,401,313              172,637     515,693
                                                         --------  ----------             --------  ----------
Shares repurchased:
   Class A ............................................  (144,488)   (950,088)            (147,640)   (591,059)
   Class B ............................................   (93,250)   (244,931)             (19,915)   (108,561)
   Class C ............................................   (73,130)   (174,116)             (80,325)    (16,137)
                                                         --------  ----------             --------  ----------
                                                         (310,868) (1,369,135)            (247,880)   (715,757)
                                                         --------  ----------             --------  ----------
Net increase (decrease) ...............................   158,260      32,178              (75,243)   (200,064)
                                                         ========  ==========             ========  ==========

--------------------------------------------------------------------------------
4. Capital Shares (continued)

                                                                   Delaware Tax-Free
                                                                 Colorado Insured Fund
                                                             -----------------------------
                                                               Six Months         Year
                                                                 Ended            Ended
                                                                2/28/01          8/31/00
                                                              (Unaudited)
Shares sold:
   Class A ................................................     921,960         1,908,179
   Class B ................................................      93,565           171,990
   Class C ................................................      38,300           116,757
Shares issued upon reinvestment of distributions:
   Class A ................................................     466,608           979,140
   Class B ................................................      19,729            41,166
   Class C ................................................       6,115            14,818
                                                             ----------        ----------
                                                              1,546,277         3,232,050
                                                             ----------        ----------
Shares repurchased:
   Class A ................................................  (1,810,612)       (5,610,279)
   Class B ................................................     (96,774)         (203,526)
   Class C ................................................    (111,699)         (133,099)
                                                             ----------        ----------
                                                             (2,019,085)       (5,946,904)
                                                             ----------        ----------
Net increase (decrease) ...................................    (472,808)       (2,714,854)
                                                             ==========        ==========

--------------------------------------------------------------------------------
5. Lines of Credit

The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement.

The Funds had no amounts outstanding as of February 28, 2001, or at any time during the period.

6. Credit and Market Risk

The Funds concentrate their investments in securities mainly issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                    International and Global            Tax-Exempt Income
   o  Technology and Innovation         o  Emerging Markets Fund            o  National High-Yield
       Fund                             o  New Pacific Fund                     Municipal Bond Fund
   o  American Services Fund            o  Overseas Equity Fund             o  Tax-Free USA Fund
   o  Select Growth Fund                o  International Equity Fund        o  Tax-Free Insured Fund
   o  Trend Fund                        o  Global Equity Fund               o  Tax-Free USA
   o  Growth Opportunities Fund         o  Global Bond Fund                     Intermediate Fund
   o  Small Cap Value Fund           Current Income                         o  State Tax-Free Funds*
   o  U.S. Growth Fund                  o  Delchester Fund               Stability of Principal
   o  Tax-Efficient Equity Fund         o  High-Yield                       o  Cash Reserve
   o  Social Awareness Fund                 Opportunities Fund              o  Tax-Free Money Fund
   o  Growth Stock Fund                 o  Strategic Income Fund         Asset Allocation
Total Return                            o  Corporate Bond Fund              o  Foundation Funds
   o  Blue Chip Fund                    o  Extended Duration                    Growth Portfolio
   o  Devon Fund                            Bond Fund                           Balanced Portfolio
   o  Growth and Income Fund            o  American Government                  Income Portfolio
   o  Decatur Equity                        Bond Fund
       Income Fund                      o  U.S. Government
   o  REIT Fund                             Securities Fund
   o  Balanced Fund                     o  Limited-Term
                                            Government Fund

 * Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York, North Dakota, Oregon, Pennsylvania, and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)                                     For Shareholders
INVESTMENTS                                      1.800.523.1918
=====================
Philadelphia o London                            For Securities Dealers
                                                 1.800.362.7500

                                                 For Financial Institutions
                                                 Representatives Only
                                                 1.800.659.2265

                                                 www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                             Thomas F. Madison                          Investment Manager
                                              President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                      MLM Partners, Inc.                         Philadelphia, PA
Chairman                                      Minneapolis, MN
Delaware Investments Family of Funds                                                     International Affiliate
Philadelphia, PA                              Janet L. Yeomans                           Delaware International Advisers Ltd.
                                              Vice President and Treasurer               London, England
Walter P. Babich                              3M Corporation
Board Chairman                                St. Paul, MN                               National Distributor
Citadel Constructors, Inc.                                                               Delaware Distributors, L.P.
King of Prussia, PA                                                                      Philadelphia, PA

David K. Downes                               AFFILIATED OFFICERS                        Shareholder Servicing, Dividend
President and Chief Executive Officer                                                    Disbursing and Transfer Agent
Delaware Investments Family of Funds          William E. Dodge                           Delaware Service Company, Inc.
Philadelphia, PA                              Executive Vice President and               Philadelphia, PA
                                              Chief Investment Officer, Equity
John H. Durham                                Delaware Investments Family of Funds       2005 Market Street
Private Investor                              Philadelphia, PA                           Philadelphia, PA 19103-7057
Horsham, PA
                                              Jude T. Driscoll
John A. Fry                                   Executive Vice President and
Executive Vice President                      Head of Fixed Income
University of Pennsylvania                    Delaware Investments Family of Funds
Philadelphia, PA                              Philadelphia, PA

Anthony D. Knerr                              Richard J. Flannery
Consultant, Anthony Knerr & Associates        President and Chief Executive Officer
New York, NY                                  Delaware Distributors, L.P.
                                              Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4445)                                                    Printed in the USA
SA-WEST [2/01] BUR 4/01                                                J6947